As filed with the U.S. Securities and Exchange Commission on April 25, 2024

File Nos. 333-39804; 811-03457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 26	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 162	☒

Penn Mutual Variable Annuity Account III

(Exact Name of Registrant)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

Eight Tower Bridge

161 Washington Street

Conshohocken, Pennsylvania 19428

(Address of Principal Executive Offices of Depositor)

Depositor’s Telephone Number: 215-956-8000

Ann-Marie Mason

Chief Legal Officer

The Penn Mutual Life Insurance Company

Eight Tower Bridge

161 Washington Street

Conshohocken, Pennsylvania 19428

(Name and Address of Agent for Service)

Copy to:

Christopher E. Palmer, Esq.

Kirkland & Ellis LLP

1301 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2024 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	on (date) pursuant to paragraph (a) of Rule 485.

Prospectus

Penn Mutual Variable Annuity Account III

Enhanced Credit Variable Annuity

May 1, 2024

PROSPECTUS

FOR

ENHANCED CREDIT VARIABLE ANNUITY

an individual variable and fixed deferred annuity contract — flexible purchase payments issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

of

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, Pennsylvania 19105

1-800-523-0650

May 1, 2024

This Prospectus (the “Prospectus”) describes an Individual Variable and Fixed Annuity contract with flexible purchase payments contract (the “Contract”) issued by The Penn Mutual Life Insurance Company (“Penn Mutual”, the “Company”, “we”, “us”, or “our”). The Prospectus contains information that the Contract owner should know about the Contract. Please read it carefully and save it for future reference. This Prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. The Contracts described in this Prospectus are not currently offered to new investors.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us, and we agree to make annuity and other payments to you at a future date. The Contract:

•	has multiple investment options available, including variable investment options which invest in underlying mutual funds and fixed investment options which will earn an interest rate which will vary;

•	has a purchase payment enhancement feature, which means that each time you make a purchase payment, Penn Mutual will add an additional credit to your Contract Value;

•	allows for flexible purchase payments, on or after the contract date, subject to certain restrictions;

•

is tax-deferred, which means that you will not pay income taxes until we begin to make annuity payments to you, or you take withdrawals from the Contract, or until the death benefit is paid to your Beneficiary(ies);

•	allows you to choose among the fixed annuitization options that can guarantee income payments for a specified period or for the lifetime of the annuitant(s);

•	includes a standard death benefit; and

•

offers a selection of optional benefits at an additional charge that may include the Guaranteed Minimum Accumulation Benefit Rider, the Growth & Income Protector Benefit Rider, the Growth & Income Advantage Benefit Rider, and a Purchasing Power Protector Benefit Rider.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Contract has risks including risk of loss of the amount invested. Contracts are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency. An investment in this Contract involves investment risk including the possible loss of principal.

Contract expenses for annuity contracts that credit a purchase payment enhancement are higher than other annuity contracts offered by Penn Mutual without a purchase payment enhancement feature. The benefit of the purchase payment enhancement may be more than offset by the higher expenses, relative to other annuity contract options we offer. Also, purchase payment enhancements may be forfeited upon contract cancellation, withdrawal, or surrender.

GUIDE TO READING THIS PROSPECTUS (TABLE OF CONTENTS)

This Prospectus contains information that you should know before you buy the Enhanced Credit Variable Annuity (the “Contract”) described in this Prospectus or exercise any of your rights under the Contract. The purpose of this Prospectus is to provide information on the essential features and provisions of the Contract and the investment options available under the Contract. When you receive your Contract, read it carefully for more information about your rights and obligations under the Contract. The Prospectus is arranged as follows:

SECTION	PAGE

DEFINITIONS	4

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE ENHANCED CREDIT VARIABLE ANNUITY CONTRACT	8

**********

The prospectuses of the mutual funds that are available in the Variable Investment Options (the “Funds”) contain important information that you should know about the variable investment options that may be made under the Contract. You should read the prospectuses of the available Funds carefully before you invest. You can obtain the prospectuses for the Funds online at www.pennmutual.com/for-individuals-and-businesses/products and-performance/penn-series-information/prospectuses-and-reports. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

This Prospectus (and the variable annuity) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this Prospectus and the Statement of Additional Information (the “SAI”) other than as contained in these materials or any supplements to them, or in any other material we authorize.

DEFINITIONS

The following key terms and their definitions are included to help make this Prospectus as readable and understandable for you as possible. Other terms used within this Prospectus are defined within the text where they appear. Not all of the definitions of those terms are repeated in this glossary. More detailed information concerning the terms defined below is in the appropriate sections of the Prospectus.

Accumulation Period: A period that begins with your first Purchase Payment and ends on the Annuity Date.

Accumulation Unit: A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Actual Age: True calendar age in exact years (including partial year).

Administrative Office: The Penn Mutual Life Insurance Company, Administrative Office, Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428.

Age Nearest Birthday: Age rounded to nearest whole number of years.

Annuitant: The individual named in the Contract whose lifetime is used as a measuring life for all annuity options, benefits and features.

Annuitization: The process by which you convert your Contract Value into a stream of regular income payments.

Annuity Date: The date on which annuity payments begin, and the Contract transitions from the accumulation phase to the Annuitization (income) phase. The date annuity payments are scheduled to begin is shown in the Contract and will never be later than the maximum maturity date set by state law.

Annuity Payout Period: The period of time, starting on the Annuity Date, during which we make annuity payments.

Annuity Unit: A unit of measure used to calculate the amount of each variable annuity payment.

Beneficiary: The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Company: The Penn Mutual Life Insurance Company. Also referred to as “we,” “our,” and “us,” or “PIA.”

Contingent Deferred Sales Charge: A fee imposed as a percentage of the amount of the Purchase Payments withdrawn in excess of the Free Withdrawal Amount for the Contract Year during the Contingent Deferred Sales Charge Period.

Contingent Deferred Sales Charge Basis: The sum of all Purchase Payments not yet withdrawn.

Contingent Deferred Sales Charge Period: The number of Contract Years during which a Purchase Payment is subject to a Contingent Deferred Sales Charge.

Contract: The combination variable and fixed annuity Contract described in this Prospectus.

Contract Anniversary: Any subsequent anniversary date of the Contract Date. All values determined on a Contract Anniversary are based on the next close of regular trading on the NYSE. To the extent the Contract Anniversary falls on a date other than a business day, any value to be determined as of the Contract Anniversary will be determined as of the close of regular trading of the NYSE on the next business day.

Contract Date: The date the Contract is issued.

Contract Owner or Owner: The person or entity, named in the Contract, unless amended by any subsequent change in ownership, entitled to exercise all of the ownership rights under the Contract.

Contract Specifications Page: The Contract Specifications Page contains your Contract’s individual specifications.

Contract Value: The sum of the Variable Account Value and the Fixed Account Value.

Contract Year: The time period between Contract Anniversaries; the first Contract Year runs from the Contract Date to the first Contract Anniversary.

Covered Life: Person designated in the Contract upon whose age/lifetime the features and benefits of any Rider are based.

Fixed Account: The account in which amounts are held for the Contract under all Fixed Account Options prior to the Annuity Date.

Fixed Account Options: The Investment Options available under the Company’s Fixed Account, including the Fixed Interest Options (if applicable) and the Fixed Dollar Cost Averaging Options.

Fixed Account Value: The value of the amounts held in all Fixed Account Options of the Fixed Account for this Contract.

Fixed Dollar Cost Averaging Options: The two Fixed Account Options available under the Contract that are used in conjunction with our dollar cost averaging program. We offer a Six Month Dollar Cost Averaging Account and a Twelve Month Dollar Cost Averaging Account.

Fixed Interest Options: The Investment Options available under the Company’s Fixed Account that provide for credited interest at annual rates declared by the Company. The One Year Fixed Interest Account is not available to Contracts issued on or after August 11, 2003.

Free Withdrawal Amount: The amount, expressed as a percentage of Purchase Payments, a Contract Owner may withdraw each year during the Contingent Deferred Sales Charge Period without incurring a Contingent Deferred Sales Charge.

Funds: The mutual funds that are available for investment through the Variable Investment Options of the Separate Account.

Initial Purchase Payment: The sum of all deposits made into the Contract on the Contract Date.

Interest Period: The period of time for which a Fixed Account interest rate declared by the Company is guaranteed. The period begins on a specified day of the calendar month in which the allocation or transfer is made, as declared by the Company.

Investment Options: Contract’s Investment Options that consist of the Variable Investment Options and the Fixed Account Options.

Joint Annuitant: The individual other than the Annuitant (as designated in the Contract) whose lifetime is also used as a measuring life for all annuity options, benefits and features.

Joint Life Guarantee: Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover two Covered Lives, specified at Contract issue.

Maturity Age: The oldest age at which annuity payments may begin as specified in your Contract (generally Actual Age 95 or higher).

NYSE: New York Stock Exchange.

Non-Qualified Contract: A non-qualified annuity may be purchased by any individual or entity; contributions to non-qualified annuities are made with after-tax dollars.

Purchase Payment: Any deposit made into the Contract.

Purchase Payment Enhancement: An amount credited to the Contract Value when a Purchase Payment is made under the Contract. The amount credited is considered earnings in the Contract.

Qualified Contract: A qualified annuity is purchased as part of, or in conjunction with, an employer provided retirement plan such as a defined benefit pension plan or an individual retirement arrangement such as an Individual Retirement Annuity (the “IRA”). Penn Mutual does not issue contracts through 401(k) or similar defined contribution pension plans.

Rider: Optional benefit (or combination of benefits) that adds to, alters, or amends the Contract to provide additional features to the Contract — available Riders may include the Guaranteed Minimum Accumulation Benefit, the Growth & Income Protector Benefit Rider, a Growth & Income Advantage Benefit Rider, and a Purchasing Power Protector Benefit Rider.

Rider Charge: The applicable charge for an optional benefit Rider that you may purchase with your Contract.

Rider Effective Date: The date the Rider becomes effective.

Separate Account: The Penn Mutual Variable Annuity Account III, a segregated asset account of the Company. The Separate Account is divided into subaccounts — each of which invests exclusively in a specific Fund and is referred to sometimes as a Variable Investment Option.

Single Life Guarantee: Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover one Covered Life, specified at Contract issue.

Standard Death Benefit: The amount of the death benefit under the Contract, calculated as described under “What Are the Supplemental Riders and Benefits That Are Available? — Death Benefit.”

Subsequent Purchase Payment: Any deposit made into the Contract after the Contract Date.

Surrender Value: Contract Value less any charges and fees imposed upon surrender, and less any forfeited Purchase Payment Enhancements.

Valuation Period: The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the NYSE is open for trading.

Variable Account: The account under which amounts are held for the Contract Owner under all Variable Investment Options prior to the Annuity Date.

Variable Account Value: The sum of the values of the Accumulation Units held in the Variable Investment Options for this Contract.

Variable Investment Options: The subaccounts of the Separate Account, each of which invests exclusively in a specified Fund.

We (Our, Us): The Penn Mutual Life Insurance Company.

You, Your: The Contract Owner, who can make decisions regarding allocation of Purchase Payments, transfers, withdrawals, surrender, naming Beneficiary(ies), electing Riders, and other matters (all within the Contract limits).

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE ENHANCED CREDIT VARIABLE ANNUITY CONTRACT

Fees and Expenses

Charges for Early Withdrawals

If you surrender your Contract or withdraw money from within 9 years following your last Purchase Payment, you will be assessed a Contingent Deferred Sales Charge of up to 8% of Purchase Payments withdrawn.

For example, if you make a withdrawal in the first year, you could pay a Contingent Deferred Sales Charge of up to $8,000 on a $100,000 withdrawal.

For more detailed information, see “Contingent Deferred Sales Charge” under “What Are the Fees and Charges Under the Contract?” in the Prospectus.

Transaction Charges

In addition to Contingent Deferred Sales Charges, you may also be charged for other transactions, such as transfers between Investment Options. The transfer fee is currently $0.

For more detailed information, see “Table of Fees and Expenses”; “What Are the Fees and Charges Under the Contract?”

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract Specifications Page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum

Base Contract[1]	1.40%	1.40%

Investment Options (Fund fees and expenses) [2]	0.35%	1.33%

Optional benefits available for an additional charge (for a single optional benefit, if elected) [3]	0.20%	1.25%

[1] Expressed as an annual percentage of Contract Value.

[2] Expressed as an annual percentage of daily net assets in the Fund. This range is for the year ended December 31, 2023 and could change from year to year.

[3] Expressed as an annual percentage of the applicable benefit base or Variable Account Value, depending on the optional benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the Contract, which could add Contingent Deferred Sales Charges that substantially increase costs.

Fees and Expenses
	Lowest Annual Cost: $1,850	Highest Annual Cost: $4,518

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive combination of Contract and Fund fees and expenses

•  No optional benefits

•  No sales charges

•  No additional Purchase Payments or Purchase Payment Enhancements, transfers or withdrawals

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of Contract, optional benefits and Fund fees and expenses

•  No sales charges

•  No additional Purchase Payments or Purchase Payment Enhancements, transfers or withdrawals

Risks

Risk of Loss	You can lose money by investing in this Contract, including loss of your Purchase Payments (principal). For more detailed information, see “Summary of Principal Risks of Investing in the Contract.”

Not a Short-Term Investment

The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment or savings vehicle. A Contingent Deferred Sales Charge may apply in certain circumstances and any withdrawals may also be subject to forfeiture of Purchase Payment Enhancements, potentially significant reduction in the Standard Death Benefit, potentially significant reduction in or loss of optional benefits, and/or federal and state income taxes and tax penalties.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract.”

Risks Associated with Investment Options

•  An investment in the Contract is subject to the risk of poor investment performance of the Funds you choose, and the value of an investment can vary depending on the performance of the Funds.

•  Each Investment Option (the Variable Investment Options and the Fixed Account Options) has its own unique risks. You should review these Investment Options before making an investment decision. The performance of the Funds will vary among each other, may underperform similar mutual funds not available through the Variable Investment Options, and some are riskier than others.

•  A discussion of the risk of allocating your investment to one or more Funds can be found in the prospectuses for the Funds. You should review the prospectuses for the Funds before making an investment decision.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract”; “Appendix A — Funds Available Under the Contract”; “Appendix B — Fixed Account Options.”

Insurance Company Risks

An investment in the Contract is subject to the risks related to the Company, including:

•  Any obligations, guarantees, and benefits of the Contract (including the Fixed Account Options, the Standard Death Benefit, and the optional Rider benefits) are subject to the claims-paying ability and financial strength of the Company.

Risks

•  There are risks relating to the Company’s administration of the Contract, including, among others, cybersecurity and infectious disease outbreak risks.

•  If the Company experiences financial distress, it may not be able to meet its obligations to you.

•  More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see “The Penn Mutual Life Insurance Company”; “Financial Statements”; “Summary of Principal Risks of Investing in the Contract — Insurance Company Risks”; “Other Information.”

Restrictions

Investments

•  You can allocate your Purchase Payments to the Variable Investment Options (that invest in the Funds) and the Fixed Account Options.

•  The minimum amount that may be transferred is $250 or, if less, the total amount held in the Investment Option.

•  The Company reserves the right to remove or substitute any of the Funds as Investment Options that are available under the Contract.

•  In addition, we may limit your ability to make transfers involving the Variable Investment Options if it is believed that a transfer may disadvantage or potentially harm or hurt the rights or interests of other Contract Owners.

•  We will also reject or reverse a transfer request if, for any reason, any of the Funds do not accept the purchase of its shares.

•  Amounts held in the Fixed Interest Options (if applicable) may not be transferred to another Investment Option prior to the end of the Fixed Interest Option’s Interest Period.

•  Purchase Payment Enhancements may be forfeited upon Contract cancellation, withdrawal, and surrender.

For more detailed information, see “How Do I Change the Contract’s Investment Allocations?”, “Appendix B — Fixed Account Options”, and “What Is the Contract?”

Optional Benefits

The Contract offers a selection of optional benefits.

•  Although there are currently no restrictions, in the future, we may limit or restrict the Investment Options that you may select under the Contract if you select certain optional benefits.

•  Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.

•  We may modify or stop offering an optional benefit at any time.

For more detailed information, see “What Are the Supplemental Riders and Benefits That Are Available?”

Taxes

Tax Implications

•  Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.

•  If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.

•  Withdrawals from your Contract are taxed at ordinary income tax rates and may be subject to a tax penalty before age 59 1⁄2.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract —Taxes and Tax Risks”; “How Is the Contract Treated Under Federal Income Tax Law?”

Conflicts of Interest

Investment Professional Compensation

Your investment professional may receive compensation for selling this contract to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this contract with the professional’s firm. (Your investment professional may be your broker, investment adviser, insurance agent, or someone else).

For these reasons, these investment professionals may have a financial incentive to recommend this Contract over another annuity contract or investment.

For more detailed information, see “Distribution Arrangements.”

Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.

For more detailed information, see “How Do I Purchase the Contract? — Tax Free ‘Section 1035’ Insurance Contract Exchanges.”

OVERVIEW OF THE ENHANCED CREDIT VARIABLE ANNUITY CONTRACT

The following provides an overview of the Contract’s primary features. Please read the full descriptions in the rest of this Prospectus, and your Contract, for more information regarding these features and other provisions of the Contract.

1.	Purpose of the Contract

The Contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the Annuity Payout Period. The benefits offered under the Contract may be a variable or fixed amount, if available, or a combination of both. The Contract also offers a Standard Death Benefit payable to your designated Beneficiaries upon the death of the Contract Owner or Annuitant.

This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Variable Investment Options.

2.	Phases of the Contract

Your Contract has two phases: (1) an accumulation (savings) phase called the Accumulation Period, prior to the Annuity Date; and (2) a payout (income) phase called the Annuity Payout Period, after the Annuity Date.

Accumulation (Savings) Period

To help you accumulate assets during the Accumulation Period, you can invest your payments and earnings in different Investment Options as follows:

•

The Contract allows you to allocate among the different Variable Investment Options which each invest in a specified mutual fund (each, a “Fund”). Your Contract Value will increase or decrease to reflect the investment performance of the Funds you select; you bear the investment risk and you can lose money invested in the Funds. Appendix A of this Prospectus lists the Funds currently available in the Contract and includes additional information about the Funds.

•

In addition to the Variable Investment Options, the Contract allows you to allocate your Contract Value to the Fixed Account Options. The Fixed Account Options are designed to be safe investments that provide fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. The Fixed Account Options are described in Appendix B to this Prospectus.

•	You can change the Investment Options in which you invest throughout the life of the Contract.

Annuity (Income) Payout Period

You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (called annuity payments), at which time the Accumulation Period of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. If you annuitize, your investments will be converted to income payments, and you may no longer be able to choose to make withdrawals from your Contract. All benefits (including death benefits and optional benefits) terminate upon Annuitization.

However, several optional benefit Riders offered under the Contract provide guaranteed payments that may last for life, and still allow you to make withdrawals and be eligible for a Standard Death Benefit. Withdrawals that exceed specified limits under an optional benefit will reduce and could eliminate the income payments and other benefits of the optional benefit, including access to a Standard Death Benefit.

3.	Contract Features

Base Contract

The Enhanced Credit Variable Annuity Contract offers a 9-year Contingent Deferred Sales Charge Period and Separate Account expenses of 1.40% on an annual basis. We will credit a Purchase Payment Enhancement to your Contract every time you make a Purchase Payment. Contract expenses are higher for this Contract than other annuity contracts we offer without a Purchase Payment Enhancement feature. The benefit of the Purchase Payment Enhancement may be more than offset by the higher expenses, relative to other annuity contracts we offer. The Purchase Payment Enhancement may be forfeited upon Contract cancellation, withdrawal, and surrender. Please see “Base Contract — Forfeiture of Purchase Payment Enhancements” in “What Is the Contract?” for more details.

Transfers

Within limitations, you may transfer Contract Value from one Variable Investment Option to another and to and from the Fixed Account Options. In addition, the Contract offers two automated transfer programs — a dollar cost averaging program and an asset rebalancing program. You can elect to have your account value automatically rebalanced at no additional charge. We offer rebalancing programs that you can use to automatically reallocate your account value among your Variable Investment Options. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing program.

Contract Value

The Contract Value includes the amount in the Variable Investment Options and the Fixed Account Options. The value of your Contract will increase or decrease based upon the investment performance of the Variable Investment Options you choose, your premium payments, interest credited to the Fixed Account Options, any partial withdrawals, and the charges we deduct.

Surrenders and Withdrawals

During the Accumulation Period you can surrender the Contract or withdraw part of the Contract Value. However, the Contract is generally not a liquid investment. If you withdraw early, you may forfeit any Purchase Payment Enhancements that were credited, incur a Contingent Deferred Sales Charge, federal and state taxes may apply and/or you may incur a tax penalty if you are younger than 59 1⁄2. Withdrawals will also generally reduce your guaranteed benefits and the amount of the reduction may be greater than the dollar amount of the withdrawal.

Death Benefits

Your Contract includes a death benefit equal to the greater of Contract Value or Purchase Payments less adjusted withdrawals, that will be paid upon the death of the Annuitant. Upon the Contract Owner’s death, if the Contract Owner is not the Annuitant, the death benefit is equal to the Contract Value. You can also purchase an optional Estate Enhancement Death Benefit Rider which offers a death benefit enhancement to your Contract.

Optional Benefit Riders

You may purchase certain available optional benefits for an additional fee with the Enhanced Credit Variable Annuity:

•	Guaranteed Minimum Accumulation Benefit Rider — provides for a return of a minimum value at the end of the benefit period;

•	Growth & Income Protector Benefit Rider — provides for a return of a minimum value at the end of the benefit period and guaranteed living benefit withdrawals;

•	Growth & Income Advantage Benefit Rider — provides for guaranteed living benefit withdrawals and an enhanced death benefit; and

•	Purchasing Power Protector Benefit Rider — provides for guaranteed living benefit withdrawals that are adjusted for inflation increases.

Check with your financial professional to determine the optional benefits that may currently be available to you.

These optional benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the Contract. These guarantees are subject to certain conditions, as set forth elsewhere in the Prospectus.

Withdrawals that exceed specified limitations under certain Riders may result in a reduction or premature termination of those benefits or of those Riders.

Taxes

You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only: (1) when you make a surrender or withdrawal; (2) when you receive an income payment from the Contract; or (3) upon payment of a Standard Death Benefit. That means Contract Owners enjoy tax-deferred growth, which provides greater earnings potential as compared to a fully taxable investment.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract Specifications Page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted1.

Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)	None
Maximum Contingent Deferred Sales Charges (as a percentage of Purchase Payments withdrawn)	8.00%[2]
Maximum Transfer Fee	None[3]

1	As of the date of this Prospectus state premium taxes generally range from 0.00% to 4.265%.
2

Contingent Deferred Sales Charges are expressed as a percentage of the amount of the Purchase Payment surrendered. The percentage charge we use is determined by the number of years since receipt of the Purchase Payment to which the charge relates if you make a withdrawal or surrender your Contract to receive its cash value.

Number of full years since Purchase Payment	Contingent Deferred Sales Charge
1	8.0%
2	8.0%
3	8.0%
4	8.0%
5	7.0%
6	6.0%
7	5.0%
8	3.0%
9	3.0%
10	0.0%

3	The Transfer Fee currently is $0. The Company reserves the right to restrict frequency of transfers or market timing at its sole discretion, and to impose a transfer fee in the future.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown below. The charges shown below represent the maximum fees for each of the optional benefits. The current charges are shown in the accompanying footnotes.

Annual Contract Expenses

Maximum Annual Contract Administration Charge	$40[1]
Separate Account Annual Expenses (as a percentage of Variable Account Value)[2]	1.40%
Optional Benefit Expenses (as a percentage of benefit base, Contract Value allocated to the Variable Investment Options or Variable Account Value, as applicable):
Estate Enhancement Death Benefit Rider (for Annuitants Age 60 and Under)	0.20%[3]
Estate Enhancement Death Benefit Rider (for Annuitants Age 61 to 70)	0.30%[4]

Estate Enhancement Death Benefit Rider (for Annuitants Age 71 to 80)	0.60%[5]
Guaranteed Minimum Accumulation Benefit Rider (for Annuitants to Age 80)	1.00%[6]
Growth & Income Protector Benefit Rider (for Annuitants Ages 35 to 80)	1.00%[7]
Growth & Income Advantage Benefit Rider	1.00%[8]
Purchasing Power Protector Benefit Rider	1.25%[9]

Optional Step-Up Plus Death Benefit Enhancement Rider[10]	Monthly Charge Per $1,000 of Benefit
	Minimum	Maximum
	$0.208	$17.292

1	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is $100,000 or more.
2	Amount shown does not include any Optional Benefit Riders.
3	The current annual charge for this Rider is 0.15% (as a percentage of the average Contract Value) and may not be increased beyond the maximum of 0.20%.
4	The current annual charge for this Rider is 0.25% (as a percentage of the average Contract Value) and may not be increased beyond the maximum of 0.30%.
5	The current annual charge for this Rider is 0.55% (as a percentage of the average Contract Value) and may not be increased beyond the maximum of 0.60%.
6

The current annual charge for this Rider is 0.60% (as a percentage of the monthly average Contract Value allocated to the Variable Investment Options) and may not be increased beyond the maximum of 1.00%.

7

The current annual charge for this Rider is 0.90% (as a percentage of the monthly average Contract Value allocated to the Variable Investment Options) for a Single Life Guarantee and 1.00% for a Joint Life Guarantee and neither may be increased beyond the maximum of 1.00%.

8

The current annual charge for this Rider is 0.90% (as a percentage of the monthly average Contract Value allocated to the Variable Investment Options) for a Single Life Guarantee and 1.00% for a Joint Life Guarantee and neither may be increased beyond the maximum of 1.00%.

9

The current annual charge for this Rider is 1.15% (as a percentage of the monthly average of the Withdrawal Base) for a Single Life Guarantee and 1.25% for a Joint Life Guarantee assessed as a percent of the Withdrawal Base, and neither may be increased beyond the maximum of 1.25%.

10

A Contract Owner may elect the Optional Step-Up Plus Death Benefit Enhancement Rider. The charge for the Rider depends on the attained age of the Annuitant and on the amount of the Death Benefit Enhancement. It will be assessed on a pro-rata basis on the Variable Investment Options. See “What Are the Fees and Charges Under the Contract?” in this Prospectus.

Funds’ Annual Operating Expenses

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Fund expenses may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.

Annual Fund Expenses[1]	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.35%	1.33%

1

Expressed as a percentage of average net assets for the fiscal year ended December 31, 2023. Fund expenses may be higher or lower in the future. This information is provided by the Funds and their agents, and is based on the expenses of each Fund’s most recently completed fiscal year.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.

The Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assumes that your investment has a 5% return each year. The Examples assumes that a 3.00% Premium Bonus percentage was applied to the Contract Value at the time of issue. The Maximum Expenses Examples assume the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. The Minimum Expenses Examples assume the least expensive annual Fund expenses and that no optional benefits are purchased. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

Maximum Expenses Examples

If you surrender your Contract at the end of the applicable time period and have purchased optional benefits with maximum charges1:

	One Year	Three Years	Five Years	Ten Years
Enhanced Credit Variable Annuity	$11,646	$20,886	$29,331	$46,570

If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased optional benefits with maximum charges1:

	One Year	Three Years	Five Years	Ten Years
Enhanced Credit Variable Annuity	$ 4,518	$13,646	$22,896	$46,570

Minimum Expenses Examples

If you surrender your Contract at the end of the applicable time period and have not purchased any optional benefits2:

	One Year	Three Years	Five Years	Ten Years
Enhanced Credit Variable Annuity	$ 9,192	$13,641	$17,319	$21,449

If you do not surrender your Contract or if you annuitize at the end of the applicable time period and have not purchased any optional benefits(2):

	One Year	Three Years	Five Years	Ten Years
Enhanced Credit Variable Annuity	$ 1,850	$ 5,731	$ 9,869	$21,449

1

Combining the Estate Enhancement Death Benefit (for Annuitants Age 71 to 80) Rider and the Guaranteed Minimum Accumulation Benefit Rider will result in the highest possible maximum Rider Charges of 1.60%. This Example also assumes maximum Fund expenses of 1.33%.

2	Assumes that no optional benefit Riders are purchased and minimum Fund expenses of 0.35%.

The Examples do not reflect charges for the Optional Step-Up Plus Death Benefit Enhancement Rider because the Examples assume a 5% rate of return. There is no charge for the Optional Step-Up Plus Death Benefit Enhancement Rider for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

Certain Contract charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Funds are not guaranteed and may increase or decrease over time.

SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Many benefits of the Enhanced Credit Variable Annuity Contract have a corresponding risk, and both benefits and risks should be considered before you purchase a Contract. More complete and detailed information about these features is provided later in this Prospectus and in the SAI.

Investment Risk

The value of your Contract, which may be invested in Variable Investment Options, will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your Contract Value. If the Variable Investment Options you select for your Contract perform poorly, you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in a Fund, and a comprehensive discussion of the investment risks of each of the Funds may be found in the prospectus for each of the Funds.

Each Fund has its own investment objective and investment strategy. The performance of each will vary, and some Funds are riskier than others. We do not guarantee the investment performance of the Variable Investment Options or Funds. You bear the entire investment risk for all amounts allocated to the Variable Investment Options. Your investment allocation choices should be consistent with your personal investment objective and your risk tolerance. Before allocating money to a Variable Investment Option, please read the prospectus for the Fund carefully.

The value of your Contract may also be invested in Fixed Account Options. Purchase Payments and Contract Value allocated to the Fixed Account Options may be kept there for an extended period of time due to restrictions on transfers out of the Fixed Account Options. There is a risk that other Investment Options will perform more favorably than the Fixed Account Options while your Contract Value remains there. There is also the risk that the Fixed Account Options will not be credited with an interest rate higher than the minimum guaranteed interest rate.

In addition, a variable annuity is designed to provide for the accumulation of retirement savings or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable annuities unsuitable as a short-term savings vehicle.

Liquidity Risk; Limitations on Access to Contract Value

The Contract is generally not a liquid investment. Contingent Deferred Sales Charges will apply for up to 9 years following your last Purchase Payment. The Contract is designed for long-term investment. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your Contract Value through surrenders and partial withdrawals, including Contingent Deferred Sales Charges, possible tax consequences, adverse impacts on Contract benefits, and administrative requirements.

You should carefully consider the risks associated with taking a withdrawal or surrendering the Contract. The proceeds of your withdrawal or surrender may be subject to income taxes, including a tax penalty if you are younger than age 59 1⁄2. You should also consider the impact that a withdrawal may have on the standard and optional benefits under your Contract. For example, under the Standard Death Benefit as well as certain optional benefit Riders, excess or early withdrawals may reduce the value of the guaranteed benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. Withdrawals and surrender may result in the forfeiture of Purchase Payment Enhancements.

Risks Relating to Purchase Payment Enhancements

We will credit a Purchase Payment Enhancement to your Contract every time you make a Purchase Payment. Contract expenses are higher for this Contract than other annuity contracts we offer without a Purchase Payment Enhancement feature. The benefit of the Purchase Payment Enhancement may be more than offset by the higher expenses, relative to other annuity contracts we offer. The Purchase Payment Enhancement may be forfeited upon Contract cancellation, withdrawal, and surrender.

Risk of an Increase in Fees and Expenses

Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. (See “Table of Fees and Expenses” above for more information.) Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws, or for any other reason.

In addition, the operating expenses of the Funds are not guaranteed and may increase (or decrease). Although some Funds may have expense limitation agreements, those agreements are temporary.

Taxes and Tax Risks

The federal income tax law that applies to life insurance companies and to the Contract is complex and subject to change. The tax considerations discussed in this Prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person. Tax rules may change without notice. Changes in the law could adversely affect the current tax advantages of purchasing the Contract.

The information in this Prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). We reserve the right to make changes in the Contract in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Contract. You may wish to consult counsel or a tax adviser for more complete information.

Potentially Harmful Transfer Activity

This Contract is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Contract is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Contract Owners. We have limitations and restrictions on transfer activity, but we cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners. Potentially harmful transfer activity could result in reduced performance results for one or more Variable Investment Options, due to among other things:

•	fund management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	increased administrative and fund brokerage expenses; and/or

•	dilution of the interests of long-term investors.

A Fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer.

Insurance Company Risks

Our business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyberattack, or current or future outbreaks of infectious diseases, epidemics or pandemics. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract Owner information confidential).

Unlike the assets in our Separate Account, the assets in our general account (including all of the Fixed Account Options) are subject to liabilities arising from any of our other business. Our ability to pay general account guarantees, including amounts under the Fixed Account Options, the death benefit, optional Rider benefits, and other insurance guarantees, is subject to our financial strength and claims paying ability.

Optional Benefit Risks

There are a variety of optional benefits under the Contract that are designed for different financial goals and to protect against different financial risks. If you select an optional benefit, Penn Mutual reserves the right, in the future, to apply investment restrictions, which means you may not be permitted to invest in certain Investment Options or you may be permitted to invest in certain Investment Options only to a limited extent. Failing to satisfy applicable investment restrictions may result in the termination of your optional benefit. Optional benefits are designed to provide a minimum guarantee, and the likelihood of the Company paying this minimum may be reduced given the restrictions under the Rider, including those that may relate to investment restrictions.

There is a risk that you may not choose the benefit or benefits that are best suited for you based on your present or future needs and circumstances. If you take a withdrawal from your Contract, the withdrawal may significantly reduce the benefits under the Rider, perhaps by more than the amount of the withdrawal, and could terminate the optional benefit. In addition, if you elect an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that a financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit. You should consult with your financial professional to determine which optional benefits (if any) are appropriate for you.

Information Systems, Technology Disruption and Cybersecurity Risks

We rely heavily on interconnected computer systems and digital data to conduct Contract activity. As such, Contract activity is highly dependent upon the effective operation of our internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made disasters, hacking, criminal activity, pandemics, utility outages, geo-political or military conflict and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyberattacks.

Cyberattacks may interfere with contract transaction processing, or cause the release, modification, and/or destruction of Contract Owner or business information including the securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting Contracts that result from cyberattacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

We have established policies, standards, procedures and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability and privacy of Contract Owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to Contract Owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning. There can be no assurance that these policies, procedures and controls will be effective or successful.

QUESTIONS AND ANSWERS

This part of the Prospectus provides answers to important questions about the Contract. The questions, and answers to the questions, are on the following pages.

What Is the Contract?

The Contracts described in this Prospectus are not currently offered to new investors. Contracts issued before the date of this Prospectus may have different features and charges.

Your Contract is an individual variable and fixed deferred annuity with flexible Purchase Payments, which provides for tax-deferred accumulation of Purchase Payments, Annuitization options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), and a Standard Death Benefit.

Your Contract has:

•	an Accumulation Period, during which you make one or more Purchase Payments, and we invest your payments as you direct us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

The Contract allows you to invest in:

•	the Variable Investment Options, through which you may invest in one or more of the available Funds; and

•	the Fixed Account Options. The Fixed Accounts are guaranteed and funded by Penn Mutual through its general account.

You decide, within Contract limits:

•	how often you make a Purchase Payment and how much you invest (subject to minimum and maximum limits of the Contract);

•	the Variable Investment Options and/or the Fixed Account Options into which your Purchase Payments are invested;

•	whether or not to transfer money among the available Variable Investment Options and/or the Fixed Interest Options (subject to limitations of the Contract);

•	the type of annuity that we pay and who receives the annuity payments;

•	the Beneficiary or Beneficiaries to whom we pay a death benefit (subject to limitations of the Contract and the presence of an optional benefit); and

•	the amount and frequency of withdrawals from the Contract Value (subject to limitations of the Contract).

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We reserve the right to add, combine, or remove any Variable Investment Options when permitted by law. We may, with any required approval of the SEC and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. In the event of a Fund merger, any future Purchase Payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available Funds for future Purchase Payments. We will notify you of any material Contract amendment and any mutual fund substitutions, liquidations, or mergers.

The Contract is available to individuals, business entities and trusts. The Contract may be issued as an IRA on a contributory and rollover basis. The Contract may be suitable for certain qualified plans, where a separate individual annuity is issued per participant, and each participant is a single Annuitant. It is not suitable for group qualified plans because it is an individual annuity, not a group contract.

Contract Changes

Written notice from the Contract Owner(s) is required to process any Contract change. You may request the following changes to your Contract:

Annuity Date Change. Approval of your request will be subject to the waiting period described in the Contract and maximum maturity date determined by state law.

Beneficiary Change. Approval of your request will be subject to provisions of the Contract, as well as any transactions made by the Contract Owner or actions taken by the Company prior to receipt of this notice; the change form is provided by the Company.

Ownership Change (Absolute Assignment). Upon written notice to the Company, and upon receipt of all the information required to process the request, you may assign the Contract to a new Contract Owner. A service form that indicates the required information will be provided by the Company for your convenience. Approval of your request is subject to restrictions. Changes in Contract Owner designation, unless specified otherwise, shall take effect on the date the Contract Owner(s) sign the notice of change. Approval of any ownership change is subject to any transactions that you make or actions taken by the Company prior to receipt of this notice. The Company shall not be liable for the validity of the assignment. The Contract will allow a maximum of two natural persons as Owner(s) and Annuitant(s). The new Contract Owner(s) and Annuitant(s) must meet the issue age requirements and all other requirements specified in the Contract at the time of designation. We may restrict the Contract Owner designation change if required for purposes of satisfying applicable laws or regulations. If there are any optional benefits attached to your Contract, they may be terminated as a result of the change of ownership (please, see the termination provisions section of the optional benefit agreement that applies to you). Change of ownership can also have tax consequences, and you should consult your tax adviser prior to requesting a change.

The Annuitant cannot be changed, except when the Contract Owner becomes the Annuitant as a result of such change, or as a consequence of Annuitant’s death (when Joint Annuitant becomes Annuitant) or divorce (when Annuitant or Joint Annuitant is replaced with a new spouse or removed from the Contract).

Base Contract

The base Contract offers a nine-year Contingent Deferred Sales Charge Period (based on each Purchase Payment) and Purchase Payment Enhancements. With the Purchase Payment Enhancement feature, each time you make a Purchase Payment, Penn Mutual will credit your Contract Value with an additional Purchase Payment Enhancement amount. Contract expenses may be higher than other annuity contracts offered by Penn Mutual without a Purchase Payment Enhancement feature. The benefit of the Purchase Payment Enhancement may be more than offset by the higher expenses for this option, relative to other annuity contracts we offer, especially if withdrawals are made in the early years of the Contract.

The Contract provides no specific charge for providing the Purchase Payment Enhancement. Penn Mutual pays the Purchase Payment Enhancement from its surplus which reflects revenues from multiple sources, including the administrative, mortality and expense risk, and deferred sales charges made under the Contract. The charges are expected to produce a profit or return to Penn Mutual’s surplus, in addition to covering the cost of issuing and administering the Contract.

Purchase Payment Enhancements. When you make a Purchase Payment, we will determine your Purchase Payment Enhancement by multiplying the amount of the Purchase Payment by the applicable Purchase Payment Enhancement Rate set forth in the table below. The Purchase Payment Enhancement Rate is based on the “Cumulative Net Purchase Payments,” i.e., the cumulative total of Purchase Payments received (including the Purchase Payment being processed) less total withdrawals.

We will credit the Purchase Payment Enhancement to your Contract and allocate it to the Variable Investment Options and/or the Fixed Account Options, along with your Purchase Payments, in accordance with your direction. Any portion of the Purchase Payment Enhancement that is credited to the Contract Value is not considered a premium payment, but is considered part of earnings. The Purchase Payment Enhancement will be credited to the Contract Value on the date the associated Purchase Payment is made. Withdrawals and charges will be processed after the Purchase Payment(s) and any applicable Purchase Payment Enhancement(s) are credited to your Contract Value.

Purchase Payment Enhancement Rate Table. Each Purchase Payment made in the first Contract Year will receive the Purchase Payment Enhancement at a rate set forth in the table below. Purchase Payment Enhancements are not included in the determination of Cumulative Net Purchase Payments.

Purchase Payment Enhancement Rate Table

Cumulative Net Purchase Payments (Cumulative Total of Purchase Payments Less Withdrawals)	1st Year Purchase Payment Enhancement Rate
< $50,000	3.0%
>= $50,000 but < $150,000	4.0%
>= $150,000 but < $2,000,000	5.0%
$2,000,000	6.0%*

*	The Purchase Payment on the initial application must be equal to $2,000,000 for a 6% Purchase Payment Enhancement to be applied.

Qualifying For a Higher Purchase Payment Enhancement Rate

First Contract Year

If you make additional Purchase Payments during the first Contract Year, your Cumulative Purchase Payments may reach the threshold to receive a higher Purchase Payment Enhancement rate. If so, we will determine if any additional Purchase Payment Enhancements will be credited for the prior Purchase Payments you have made by taking the difference between:

(1)	the prior cumulative Purchase Payments paid during the first Contract Year multiplied by the Purchase Payment Enhancement Rate applied to the current Purchase Payment, and

(2)	the prior cumulative Purchase Payment Enhancements credited to the Contract during the first Contract Year.

If the result exceeds zero, the excess will be credited to the Contract as a Purchase Payment Enhancement at the same time the additional Purchase Payment is credited.

If an additional Purchase Payment is received within the first Contract Year and does not cause the Cumulative Purchase Payments to cross a Purchase Payment Enhancement tier threshold, then the Purchase Payment Enhancement to be applied with that current Purchase Payment will be the product of the payment amount and the applicable Purchase Payment Enhancement rate for the appropriate threshold set forth in the table above.

If withdrawals are made in the first Contract Year, and thus any prior Purchase Payment Enhancements are forfeited (please see “Forfeiture of Purchase Payment Enhancements” below), then no additional Enhancement for prior Purchase Payments will apply if an additional Purchase Payment made in the first Contract Year causes Cumulative Net Purchase Payments to reach a new threshold.

Second and Subsequent Contract Years

When a Purchase Payment is allocated to the Contract in the second and subsequent Contract Years, you will receive a Purchase Payment Enhancement applicable as set forth in the Renewal Rate

Table below and the cumulative total of net Purchase Payments now received. When a new cumulative total of net Purchase Payments moves the Contract into a new tier, there is no look back/adjustment Purchase Payment Enhancements previously allocated.

Renewal Bonus Rate Table

Cumulative Net Purchase Payments (Cumulative Total of Purchase Payments Less Withdrawals)	2nd and Subsequent Year Purchase Payment Enhancement Rate
<$50,000	3.0%
>= $50,000 but < $150,000	4.0%
>=$150,000	5.0%

Forfeiture of Purchase Payment Enhancements

You will not always get to keep the Purchase Payment Enhancements credited to your Contract. You will forfeit some or all of the Purchase Payment Enhancements under certain circumstances:

•	If you cancel your Contract during the “Right to Review” period described in your Contract, the dollar amount of the Purchase Payment Enhancement will be forfeited from the Contract Value.

•

If you take a withdrawal from your Contract where a Contingent Deferred Sales Charge is applied or surrender your Contract during the Contingent Deferred Sales Charge Period, any Purchase Payment Enhancement credited to your Contract within 12 months of the withdrawal or surrender will be forfeited (your Contract Value will be reduced by the amount of the Purchase Payment Enhancement forfeited). No Purchase Payment Enhancement will be forfeited when you take the Free Withdrawal Amount. See “Contingent Deferred Sales Charge-Free Withdrawals.” No Purchase Payment Enhancement will be forfeited after the end of the Contingent Deferred Sales Charge Period for the associated Purchase Payment.

Purchase Payment Enhancements are not subject to forfeiture upon Annuitization of your Contract.

Advantages and Disadvantages of Purchase Payment Enhancements

Penn Mutual issues a variety of individual variable and fixed annuity contracts designed to meet different retirement planning and investment goals. We issue contracts with no Purchase Payment Enhancement, lower base contract expenses, lower Contingent Deferred Sales Charges and/or shorter Contingent Deferred Sales Charge Periods. You should consider various factors when determining which annuity contract is appropriate for you, including the following:

•	The length of time that you plan to continue to keep the Contract in force;

•	The frequency, amount and timing of withdrawals you plan to make;

•	The amount and timing of Purchase Payments you plan to make; and

•	Whether you might experience an event that results in the loss of some or all of the Purchase Payment Enhancements (see “Forfeiture of Purchase Payment Enhancements” above).

The Purchase Payment Enhancement feature may be disadvantageous to you if you do not want to pay higher expenses in return for this feature. The Purchase Payment Enhancement feature would be disadvantageous to a purchaser who takes a withdrawal, subject to a Contingent Deferred Sales Charge, within 12 months of making a Purchase Payment. If a withdrawal is taken during the first

Contract Year, the Contingent Deferred Sales Charge would be higher than in other contracts we offer, and any Purchase Payment Enhancement will be forfeited. Also, in a declining market, the purchaser would bear the loss on the Purchase Payment Enhancement.

Purchase Payment Enhancements and the Contingent Deferred Sales Charge

Purchase Payment Enhancements are treated as earnings under the Contract for purposes of the Contingent Deferred Sales Charge. Earnings are not subject to Contingent Deferred Sales Charges.

Accumulation / Annuity Payout Period

Your Contract has an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us, and an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date. Please see “What is Annuitization and How Do I Annuitize the Contract?” below for more information.

Contract Termination

The Contract will terminate when one or more of the following events occur, unless otherwise specified in any endorsement or Rider attached to the Contract:

•	the death benefit is paid;

•	the annuity payments end; or

•	there is a full surrender of the Contract.

In addition, the Company reserves the right to terminate the Contract and any applicable death benefit by initiating a payment of the Surrender Value to the Contract Owner, if, before the Annuity Date, no Purchase Payments are made during the last two Contract Years, and the Contract Value is less than the Minimum Remaining Balance (see “How Can I Withdraw Money from the Contract?” for more information). The Company will notify the Contract Owner 60 days prior to taking any action pertaining to this provision.

How Do I Purchase the Contract?

The Contracts described in this Prospectus are not currently offered to new investors.

All Subsequent Purchase Payments should be sent to the address specified in “How Do I Communicate With Penn Mutual?”

Purchase Payment Requirements

Minimum Purchase Payment

The Contract will not be issued until Penn Mutual has received the minimum payment required to open the Contract. The table below summarizes the minimum Initial and Subsequent Purchase Payment requirements by market type.

Market Type	Payment Type	Enhanced Credit Variable Annuity
Non-Qualified / Traditional Stretch IRA / Roth	Minimum Initial Purchase Payment	$25,000
Stretch IRA	Minimum Subsequent Purchase Payment	$5,000
Traditional IRA / Roth IRA / SEP IRA / Simple	Minimum Initial Purchase Payment	$25,000
IRA / ERISA Defined Benefit Plan	Minimum Subsequent Purchase Payment	$1,000

Maximum Purchase Payment

We will accept up to $2,000,000 in cumulative Purchase Payments. This limit applies across all variable annuity contracts issued by the Company for the same Contract Owner (if natural person) or Annuitant.

We reserve the right to decline any Purchase Payment for any reason.

Allocation of Initial and Subsequent Purchase Payments

Your Initial and Subsequent Purchase Payments will be allocated to the Variable Investment Options and to the Fixed Account Options as you specify in the application for the Contract, unless you direct that the Subsequent Purchase Payments be allocated otherwise. Subsequent Purchase Payments may be made at any time without prior notice to the Company. All Purchase Payments are subject to the minimum and maximum amount limitations.

Owner / Annuitant Requirements

You must specify the Owner and Annuitant information at the time of application, and the name(s) of Owner(s) and Annuitant(s) that you specify will be displayed on your Contract Specifications Page. Designation of Contract Owner(s) and Annuitant(s) will be effective on the Contract Date.

No more than two natural persons may be named in the Contract as Owner(s) and/or Annuitant(s).

If you are the sole Owner of the Contract, you may designate yourself as an Annuitant, or an Annuitant other than yourself. However, if you designate Joint Annuitants, you must be one of the Annuitants.

If your Contract is owned by an entity, joint ownership is not permitted, and there can only be one Annuitant.

If your Contract is jointly owned, both Contract Owners must be natural persons. If the Contract is jointly owned and there is one Annuitant, he/she must be a Contract Owner. If the Contract is jointly owned and there are Joint Annuitants, Annuitants must be the Contract Owners.

If you are not the Annuitant, you can designate yourself as Joint Annuitant in the Contract, and become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.

If you purchase an optional benefit in addition to your Base Contract, additional Contract Owner/ Annuitant requirements may apply.

Issue Age Requirements

Issue age represented in the Contract is based on the age of the Owner and is determined by Age Nearest Birthday. Age Nearest Birthday is the age rounded to nearest whole number of years. If the Contract is jointly owned, both Owners must meet the issue age requirements. If the Owner is an entity, then the issue age represented in the Contract is based on the age of the Annuitant(s).

Annuitant(s) must also meet the issue age requirements of the Contract.

If you have not elected any available optional benefits under your Contract, the issue age requirements are as follows:

Base Contract	Enhanced Credit Variable Annuity
Acceptable Issue Ages	0 –85

If you wish to elect any available optional benefit, the issue age requirements may be different from the above table. Please see the issue age requirements of the appropriate optional benefit section that applies to you. With the presence of an optional benefit, you will be subject to the strictest age requirement of your base Contract/optional benefit combination.

Tax Free “Section 1035” Insurance Contract Exchanges

Generally, you can exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a Contingent Deferred Sales Charge on your old contract. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes as a result of the exchange. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

The Surrender Value of your existing contract may be impacted by increases or decreases in contract values that result from market fluctuations during the period between submission of the exchange request and actual processing. The Surrender Value may be calculated (by the existing contract issuer) sometime after we receive your exchange request in good order. In addition, as we will not issue the new contract until we have received an initial premium from your existing insurance company, the issuance of the contract in an exchange could be delayed.

The Variable Account Value

Your assets in the Separate Account are held as Accumulation Units of the Variable Investment Options that you select. An Accumulation Unit is a unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date. The Variable Account Value is the sum of the values of the Accumulation Units held in the Variable Investment Options for this Contract.

Accumulation Units — Valuation

We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET). When you invest in, withdraw from, or transfer money to a Variable Investment Option, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first Purchase Payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit varies and is determined by multiplying its last computed value by the net investment factor for the Variable Investment Option for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Variable Investment Option, (2) any taxes on income or gains from investments held in the Variable Investment Option, and (3) the base Contract expenses assessed against the Variable Investment Option. Therefore, the investment performance of the Funds, expenses and deduction of certain charges will affect the Accumulation Unit value and the number of Accumulation Units.

The Fixed Account Value

The Fixed Account Value is determined by the total amount of Purchase Payments allocated to the Fixed Account Options, adjusted by partial withdrawals, transfers, charges and expenses, and accumulated at effective annual rates declared by the Company, but at no less than the minimum guaranteed interest rate as described in Appendix B and specified in your Contract.

Contract Value

Your Contract Value is the sum of the Variable Account Value and the Fixed Account Value. Variable Account Value is the sum of the values of the Accumulation Units held in the Variable Investment Options. Fixed Account Value is the value of amounts held in all Fixed Account Options (Fixed Interest Options and Fixed Dollar Cost Averaging Options) of the Fixed Account for this Contract.

How Do I Change the Contract’s Investment Allocations?

Transfer Among Variable Investment Options and Fixed Account Options

Before the Annuity Date. You may transfer your Contract Value among Variable Investment Options and the Fixed Interest Options of the Fixed Account.

•

The minimum amount that may be transferred is $250 or, if less, the total amount held in the Investment Option. In the case of partial transfers, the amount remaining in the Investment Option must be at least $250.

•	You may transfer amounts from a Fixed Interest Option only at the completion of the interest period or within 25 days thereafter.

•

You may transfer from the Six Month Fixed Dollar Cost Averaging Account or the Twelve Month Fixed Dollar Cost Averaging Account to a Variable Investment Option as described under “Fixed Dollar Cost Averaging Options” below.

•	You may not transfer from a Variable Investment Option to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

After the Annuity Date. You or the Beneficiary (upon your death or the death of the Annuitant) may transfer your Contract Value among Variable Investment Options.

•

The minimum amount that may be transferred is $250 or, if less, the total amount held in the Variable Investment Option. In the case of partial transfers, the amount remaining in the Variable Investment Option must be at least $250.

•	Transfers are currently limited to the Variable Investment Options selected at the time of Annuitization.

Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so.

General Information on Market Timing

The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone and internet transaction policies and procedures at any time to restrict the use of telephone and internet transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks. Frequent transfers (exchanges) among the Variable Investment Options and market timing by Contract Owners can reduce the long–term returns of the Funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or Beneficiaries of any variable annuity or variable life insurance policy issued by any insurance company with respect to values allocated to the Fund. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt fund management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The Funds available in the Variable Investment Options (the subaccounts of the Separate Account) generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from Contract Owners of individual policies. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by Contract Owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain Contract Owner transaction information to enable the Funds to review the individual Contract Owner transaction activity involving the Funds.

Frequent Trading Policies and Procedures. We have adopted policies and procedures designed to discourage excessive trading and market timing activities. Transaction reporting has been implemented to monitor activity to identify and detect potential excessive trading and/or marketing timing. Transactions that exceed certain predefined parameters, such as frequency of exchanges, will be evaluated to determine if such activity constitutes excessive trading and/or market timing activity. If activity is determined to be excessive in nature, communication is sent to the Contract Owner and certain account privileges, such as the ability to trade online, may be suspended for a certain period of time requiring subsequent requests to be mailed.

If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage excessive trading and market timing activities. In addition, we reserve the right to reject any Purchase Payment or transfer request at any time for any reason.

Deferment of Payments and Transfers

Transfers and distributions of withdrawals from the Variable Account and distribution of the portion of the Standard Death Benefit allocated to the Variable Account will generally be made within seven days after receipt by the Company of all documents required for such transfer or distribution. However, we reserve the right to defer a withdrawal, or a transfer of Contract Value, or annuity payments funded by the Separate Account if:

(a)	The NYSE is closed (other than customary weekend and holiday closings);

(b)	Trading on the NYSE is restricted;

(c)	An emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or

(d)	The SEC by order so permits for the protection of investors.

Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the SEC.

What Are the Fees and Charges Under the Contract?

This section explains the fees and expenses you might incur. The “Table of Fees and Expenses” section of this Prospectus summarizes all charges and fees that may be imposed on your Contract. Please refer to these tables for a quick summary. You also pay expenses of the Funds that you select as Variable Investment Options. See the prospectuses of Penn Series Funds, Inc. for additional information on Fund expenses.

Transaction Expenses

Contingent Deferred Sales Charge

If you wish to withdraw more than the Free Withdrawal Amount or decide to surrender your Contract within the first nine years of the effective date of the Purchase Payment, you may be assessed a Contingent Deferred Sales Charge. This charge is used to pay our sales expenses. Sales expenses that are not covered by the Contingent Deferred Sales Charge are paid from the surplus of the Company, which may include proceeds from base Contract charges.

The Contingent Deferred Sales Charge declines gradually over a period of nine years. Contingent Deferred Sales Charges will be deducted from all withdrawals (including living benefit withdrawals guaranteed under optional benefit Riders), which are not “Contingent Deferred Sales Charge-Free Withdrawals.” You can request the Contingent Deferred Sales Charge be taken from the amount withdrawn or the remaining Contract Value. If the charge is taken from the remaining Contract Value, it will be taken pro- rata from the Variable Investment Options, and then any remaining amount will be taken from the Fixed Account Options beginning with the Fixed Interest Option having the shortest Interest Period.

Each Purchase Payment is tracked separately and the amount of the Contingent Deferred Sales Charge depends upon the length of time since we received your Purchase Payment. The sum of all Purchase Payments not yet withdrawn will constitute a “Contingent Deferred Sales Charge Basis.” The Contingent Deferred Sales Charge Basis will be reduced by the full amount of each withdrawal, including the Free Withdrawal Amount.

Earnings accumulated during the life of the Contract will not be subject to a Contingent Deferred Sales Charge. Purchase Payment Enhancements are considered earnings and will not be subject to the Contingent Deferred Sales Charge. For purposes of calculating the Contingent Deferred Sales Charge, Purchase Payments shall be treated as withdrawn prior to any available earnings. Available earnings equal the difference, if any, between the Contract Value at the time of a withdrawal and the Purchase Payments to which the Contract Value is attributable.

The Free Withdrawal Amount will be applied to the Purchase Payments with the earliest effective date. The withdrawal amount subject to charges will be taken out following the Free Withdrawal Amount, from the oldest Purchase Payment remaining in the Contingent Deferred Sales Charge Basis first. It will thus receive the Contingent Deferred Sales Charge associated with the Purchase Payment from which it is being withdrawn. This is called a first-in, first-out basis. There will be no Contingent Deferred Sales Charge on amounts withdrawn that exceed the total Purchase Payments of the Contract.

When you request a withdrawal, we will first determine whether any portion of the requested amount is subject to the Contingent Deferred Sales Charge. Once the amount subject to charges is determined, we will follow the first-in, first-out principle (described above) to assess the charges. The

Contingent Deferred Sales Charges are expressed as a percentage of each Purchase Payment withdrawn as follows:

Schedule of Contingent Deferred Sales Charges

Number of full years since Purchase Payment	Contingent Deferred Sales Charge
1	8.0%
2	8.0%
3	8.0%
4	8.0%
5	7.0%
6	6.0%
7	5.0%
8	3.0%
9	3.0%
10	0.0%

The Contingent Deferred Sales Charge may be reduced on Contracts sold to a trustee, employer or similar party pursuant to a retirement plan or to a group of individuals, if such sales are expected to involve reduced sales or other expenses. The amount of reduction will depend upon such factors as the size of the group, any prior or existing relationship with the purchaser or group, the total amount of Purchase Payments and other relevant factors that might tend to reduce expenses incurred in connection with such sales. The reduction will not unfairly discriminate against any Contract Owner.

Contingent Deferred Sales Charge-Free Withdrawals

The following withdrawals may be taken free of the Contingent Deferred Sales Charge:

•	Free Withdrawal Amount;

•	Required Minimum Distributions, if larger than Free Withdrawal Amount;

•	Medical- and/or disability-related withdrawals;

•	Purchase Payments out of the Contingent Deferred Sales Charge Period; and

•	Earnings, after all Purchase Payments have been withdrawn or are out of Contingent Deferred Sales Charge Period.

Free Withdrawal Amount

You can access up to a maximum of 15% of your total Purchase Payments each Contract Year during the Contingent Deferred Sales Charge Period, without incurring Contingent Deferred Sales Charges. This is referred to as the “Free Withdrawal Amount” (income taxes may apply). The Free Withdrawal Amount first becomes available on the last day of the first Contract Year.

The amount available for free withdrawal at any point during a Contract Year is 15% of all Purchase Payments as of the date of the request less the amount of all prior free withdrawals made during that Contract Year. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first-in, first-out basis as described in the “Contingent Deferred Sales Charge” paragraph under “What Are the Fees and Charges Under the Contract?”

You can take your Free Withdrawal Amount via partial withdrawal or systematic withdrawal. The entire Free Withdrawal Amount is available on the last day of the first Contract Year. The Free Withdrawal Amount may be taken in multiple withdrawals during the Contract Year, and each withdrawal (systematic or partial) will reduce the Free Withdrawal Amount remaining for the Contract Year. You may not carry forward to the next Contract Year any Free Withdrawal Amount remaining at the end of the current Contract Year.

Required Minimum Distributions receive special treatment under the Contingent Deferred Sales Charge provisions. See “Required Minimum Distributions” below for details.

Withdrawals under the Growth & Income Protector Benefit Rider, Growth & Income Advantage Benefit Rider and Purchasing Power Protector Benefit Rider will count towards the annual Free Withdrawal Amount. If the withdrawal amount exceeds the Free Withdrawal Amount, Contingent Deferred Sales Charges will apply. Withdrawals under these optional benefit Riders will significantly reduce future payments under the Riders. Carefully consider this before taking any withdrawals if you have purchased the Growth & Income Protector Benefit Rider, Growth & Income Advantage Benefit Rider and Purchasing Power Protector Benefit Rider.

Partial and Systematic Withdrawals in the Same Contract Year

If you have set up and are receiving systematic withdrawals that are free of Contingent Deferred Sales Charges, and then request a partial withdrawal during the same Contract Year, the partial withdrawal will be subject to Contingent Deferred Sales Charges.

Purchase Payments out of the Contingent Deferred Sales Charge Period

You may withdraw any Purchase Payment that was made more than nine years before the withdrawal without incurring the Contingent Deferred Sales Charge. All withdrawals will be deducted from the oldest Purchase Payments first (first-in, first-out basis). A Contingent Deferred Sales Charge Period applies to each Purchase Payment separately.

Waiver of Contingent Deferred Sales Charges

Waiver of Contingent Deferred Sales Charges is available for the following withdrawals:

•	Medically Related Withdrawal;

•	Disability Related Withdrawal.

Waiver of Contingent Deferred Sales Charges under the medically related withdrawal or disability related withdrawal provision is available after the first Contract Year and before the Annuity Date. Waiver of Contingent Deferred Sales Charges is not available for a Medically Related Withdrawal if Contract Owner (or Annuitant for entity-owned Contracts) at Contract issue is age 75 or older.

The maximum amount for which the Contingent Deferred Sales Charges will be waived is $500,000, including amounts withdrawn from other annuity contracts containing a comparable waiver provision issued by us and our affiliates for the Contract Owner.

You must send us a written request to waive the Contingent Deferred Sales Charges before your withdrawal is processed. We will then evaluate your request and may ask for additional information, and/or necessary proof of the medical/disability condition. Your withdrawal will be processed and Contingent Deferred Sales Charges will be waived upon the approval of your waiver request by the Company and receipt of all necessary documents and/or proof of medical condition. If the request to waive the Contingent Deferred Sales Charges is denied by the Company, the withdrawal proceeds will not be disbursed until you are notified of the denial and provided with the opportunity to accept or reject the withdrawal proceeds, including any Contingent Deferred Sales Charges.

Medically Related Withdrawal

You may request the waiver of Contingent Deferred Sales Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Contingent Deferred Sales Charges is available if either of the following events occurs:

(1)	The Contract Owner is first confined in a nursing home or hospital while this Contract is in force and remains confined for at least 90 days in a row; or

(2)	The Contract Owner is first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force.

In the event of a qualifying medical condition, you must notify the Company of the intent to request a waiver of Contingent Deferred Sales Charge. We must receive the waiver request forms along with the due proof of the confinement or fatal illness in writing (including certification by a licensed physician). Waiver request forms will be provided to you upon request. You must be living as of the date the Medically Related Withdrawal proceeds are paid.

Disability Related Withdrawal

You may request the waiver of Contingent Deferred Sales Charges for your disability related withdrawal of all or part of your Contract Value if:

(1)	The Contract Owner (or Annuitant for Qualified Contracts) becomes totally disabled as defined in Section 72(m)(7) of the Code and as applied under the Social Security Act;

(2)	The disability began after the Contract Date; and

(3)	The disability has continued without interruption for four months.

Required Minimum Distributions

There is no Contingent Deferred Sales Charge imposed upon withdrawals taken to satisfy the Required Minimum Distributions (“RMD”) which are required by the Code under Qualified contracts, even if this amount exceeds the Free Withdrawal Amount (only applies to Required Minimum Distributions taken from your Penn Mutual Contract). If Required Minimum Distributions taken are based on any contract other than your Penn Mutual Contract, from which you are taking a distribution, the Contingent Deferred Sales Charge will apply as described in the Contract. You can take RMDs as systematic withdrawals if you have not exhausted your Free Withdrawal Amount in the current Contract Year.

RMDs reduce the Free Withdrawal Amount during the Contract Year. If you take any additional withdrawals in the same Contract Year as you receive RMD payments, these withdrawals will be subject to a Contingent Deferred Sales Charge. However, during any given Contract Year, you are entitled to receive, free of Contingent Deferred Sales Charge, the entire Required Minimum Distribution Amount, or the entire Free Withdrawal Amount, whichever is greater, but not both.

You must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this Contract in order for the withdrawal to be Contingent Deferred Sales Charge free.

Default Liquidity Order. If you do not tell us otherwise, the withdrawal will be taken pro-rata from the Variable Investment Options; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Account Options beginning with the Fixed Interest Option having the shortest Interest Period.

Effect of Required Minimum Distributions on Optional Benefits

Treatment of RMDs for the purpose of adjusting the optional benefit features for withdrawals will vary based on your benefit election. If you purchased an optional benefit with your Contract, please refer to the appropriate optional benefit section for details on RMD treatment under your optional benefit.

Transfer Fee

We reserve the right to charge a transfer fee, although no charges currently exist.

Annual Contract Expenses

Annual Contract Administration Charge

We deduct from your Variable Account Value an “Annual Contract Administration Charge” that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, which is the last day of each Contract Year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. We will not deduct this charge if, when the deduction is to be made, your Variable Account Value is $100,000 or more. The charge will not be deducted upon Annuitization, or after the Annuity Date. To assess this charge, we cancel Accumulation Units credited to your Contract, pro-rata among the Variable Investment Options in which you invest.

Base Contract Expenses

We deduct from the net asset value of the Separate Account, a daily Contract expense charge to cover the costs of administering the Contract and the Separate Account and to pay for the mortality-related guarantees that we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that this charge will be insufficient to cover administration expenses over the life of the Contract. This charge is expressed on an annual basis and will be assessed as a percentage of the daily net asset value of the Contract Value in the Variable investment Options. The following table summarizes the total daily Separate Account charges for the base Contract.

These charges will not be increased for the life of your Contract.

Enhanced Credit Variable Annuity
Base Contract Expenses	1.40%

The base Contract expenses will be computed and deducted daily from each Variable Investment Option of the Separate Account in which the Contract Owner is invested.

The base Contract expenses are paid during both the accumulation and variable annuity payout phases of the Contract.

Optional Benefit Expenses

You can purchase optional benefits (“Riders”) with your Contract for an additional Rider Charge. If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Contingent Deferred Sales Charge. In addition, upon payment of the death benefit associated with the Contract, the death benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.

Depending on the type and/or combination of the Riders that you purchase, the Rider Charge will be expressed as an annual percentage of the Contract Value or the Withdrawal Base (Purchasing Power Protector Benefit Rider) and will be deducted from the Contract Value annually. The Rider Charge will be deducted, by canceling Accumulation Units, from the Variable Investment Options pro-rata, based on the Fund allocation at the time of deduction.

Current and Maximum Rider Charges are summarized in the table below. The current charge for any Rider will not exceed the Maximum Rider Charge, and the increase to the charge may not be greater than the Maximum Rider Charge Increase.

More information about the Rider Charges and the Rider Charge increases is available in the applicable optional benefit section.

Current and Maximum Rider Charges

Optional Step-up Plus Death Benefit Enhancement Rider

We will calculate a charge on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The monthly charges will be accumulated during a Contract Year and deducted on the last day of each Contract Year. In addition, we will deduct any uncollected Rider Charges on the date we pay the death benefit under your Contract, the date you elect to begin taking annuity payments or the date you surrender your Contract.

The charge for any month will be the rate from the tables shown below based on the attained age of the Annuitant as of the prior Contract Anniversary multiplied by the Death Benefit Enhancement. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

We will deduct the charge by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Variable Investment Options comprising the Variable Account Value.

Attained Age	Monthly Charge per $1,000 of Benefit
Less than 40	$0.208
40-44	0.208
45-49	0.333
50-54	0.458
55-59	0.708
60-64	1.083
65-69	1.667
70-74	2.708
75-79	4.250
80-84	7.083
85-89	11.000
90-94	17.292

Estate Enhancement Death Benefit Rider

Age at Date of Issue	Current Rider Charge*	Maximum Rider Charge*
Annuitants Age 60 or Less	0.15%	0.20%
Annuitants Between the Age of 61 and 70	0.25%	0.30%
Annuitants between the age of 71 and 80	0.55%	0.60%

*

Expressed as a percentage of the average Contract Value. The charge will be made on the last day of each Contract Year and at any time the Variable Account Value is withdrawn or transferred in full. The charge will be deducted by cancelling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Variable Investment Options comprising the Variable Account Value.

Guaranteed Minimum Accumulation Benefit Rider

Date of Contract Issue	Current Rider Charge*	Maximum Rider Charge*
After May 4, 2009	0.60%	1.00%
Prior to May 4, 2009	0.50%	1.00%

*

The Rider Charge for this benefit, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the Variable Investment Options. If a Step-Up Benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit.

Growth & Income Protector Benefit Rider

Guarantee Type	Current Rider Charge*	Maximum Rider Charge*
Single Life Guarantee	0.90%	1.00%
Joint Life Guarantee	1.00%	1.00%

*

The Rider Charge for this benefit, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the Variable Investment Options. If a Step-Up Benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. If you elected to participate in this Rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.85% of monthly average Contract Value for a Single Life Guarantee and 0.95% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%. If you elected to participate in this Rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65% of monthly average Contract Value for a Single Life Guarantee and 0.85% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Growth & Income Advantage Benefit Rider

Guarantee Type	Current Rider Charge*	Maximum Rider Charge*
Single Life Guarantee	0.90%	1.00%
Joint Life Guarantee	1.00%	1.00%

*

The Rider Charge for this benefit, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the Variable Investment Options. If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this Rider. The Contract Owner can opt out of any future Rider Charge increases by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. No future increases in the current charge for the Rider will be made and all future Automatic Annual Step-Ups will be suspended. The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent Contract Anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following Contract Anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the maximum Rider Charge of 1.00%. If you elected to participate in this Rider prior to April 1, 2009, the current effective annual charge for this agreement is 0.70% of monthly average Contract Value for a Single Life Guarantee and 0.90% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Purchasing Power Protector Benefit Rider

Guarantee Type	Current Rider Charge*	Maximum Rider Charge*
Single Life Guarantee	1.15%	1.25%
Joint Life Guarantee	1.25%	1.25%

*

On an annual basis the Rider Charge will be a percentage of the monthly average of the Withdrawal Base and will be deducted from the Contract Value annually on each Contract Anniversary until the Annuity Date. If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this Rider. The Contract

Owner can opt out of any future Rider Charge increases by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. No future increases in the current charge for the Rider will be made and all future Automatic Annual Step-Ups will be suspended. The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent Contract Anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following Contract Anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge of 1.25%. If you elected to participate in this Rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.95 % of monthly average Withdrawal Base for a Single Life Guarantee and 1.05% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%. If you elected to participate in this Rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65% of monthly average Withdrawal Base for a Single Life Guarantee and 0.85% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

Description of Fund Charges

The Funds underlying the Variable Investment Options must pay investment management fees and other operating expenses. These fees and expenses are different for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select. Expenses of the Funds are not fixed or specified under the terms of your Contract, and those expenses may vary from year to year. Please see “Appendix A” to this Prospectus (and the applicable Fund’s prospectus) for more information on fees and expenses of the Funds.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisers or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Fund or Contract charges described in this section or in the “Table of Fees and Expenses.”

Premium Taxes

Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments generally range from 0% to 4.265%.

How Can I Withdraw Money from the Contract?

General Information on Surrenders and Withdrawals

You may access your Contract Value in one of the following ways:

•	by surrendering your Contract and receiving the Surrender Value;

•	by taking a partial withdrawal;

•	by taking systematic withdrawals;

•	by taking RMDs (Qualified Contracts only); or

•	when you start the annuity payments based on your Contract Value.

Before the end of the Contingent Deferred Sales Charge Period, you can access a portion of the money in the Contract each Contract Year without being assessed a Contingent Deferred Sales Charge. This is called a Free Withdrawal Amount (see “Contingent Deferred Sales Charge-Free Withdrawals” above). However, if you decide to withdraw more than the Free Withdrawal Amount or surrender the Contract during the Contingent Deferred Sales Charge Period, you may be assessed a Contingent Deferred Sales Charge, as further described above.

Withdrawals will reduce the Contract Value and may have a negative impact on certain optional living benefits and on the death benefit, and the impact could be significant. A withdrawal may reduce or even terminate certain benefits. See “What Are the Supplemental Riders and Benefits That Are Available?”

You may also be subject to tax in the tax year in which you take a withdrawal from your Contract, including a 10% penalty tax under certain circumstances. See “How Is the Contract Treated Under Federal Income Tax Law?” for details.

Full Surrender

You can choose to surrender your Contract for its Surrender Value at any time before the death of the Contract Owner or Annuitant, and before the Annuity Date by sending a written request to our Administrative Office. Upon your request to surrender the Contract, all benefits under the Contract, including any optional benefits, will terminate as of the date of receipt of your written request by the Company. You will receive the Surrender Value, which is your Contract Value reduced by any applicable charges, such as: Contingent Deferred Sales Charge, Rider Charges, and Annual Contract Administration Charge. We base your Surrender Value on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office.

Partial Withdrawal

You may take a partial withdrawal from your Contract Value before the Annuity Date and the death of the Contract Owner or Annuitant. We base your withdrawal on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office. We will pay you within seven days, except in limited circumstances. Please see “Deferment of Payments and Transfers” for more information on these limited circumstances. You may pay a Contingent Deferred Sales Charge when you withdraw part of your Contract Value. See the “Contingent Deferred Sales Charge” paragraph under “What Are the Fees and Charges Under the Contract?” for details. You may also forfeit any Purchase Payment Enhancement credited to the Contract and be subject to tax in the tax year in which you make a withdrawal, including an additional 10% tax under certain circumstances. See “How is the Contract Treated Under Federal Income Tax Law?” below.

The following rules and restrictions apply to partial withdrawals:

•	Minimum Withdrawal. The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the lesser of the following:

1)	Free Withdrawal Amount (as further described under “Contingent Deferred Sales Charge-Free Withdrawals”);

2)	Required Minimum Distribution amount; or

3)	$500.

•

Minimum Remaining Balance. You may take a partial withdrawal only if the amount remaining in the Contract after the withdrawal is at least equal to the Minimum Remaining Balance of $5,000 and the balance remaining in the Variable Investment Option or Fixed Account Option from which the withdrawal is made is at least $250.

•	Zero Contract Value. If you take a withdrawal that brings the Contract Value to zero, your Contract will be terminated (unless certain optional Riders are present).

•

Default Liquidity Order. If you do not tell us otherwise, the withdrawal will be taken pro-rata from the Variable Investment Options; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Account Options beginning with the Fixed Interest Option having the shortest Interest Period.

Systematic Withdrawals

Systematic withdrawals are regular payments that we make to you on a monthly, quarterly, semi-annual or annual basis. It is a convenient way for you to withdraw your annual Free Withdrawal

Amount without incurring a Contingent Deferred Sales Charge, as well as to take Required Minimum Distributions or available elective living benefits with this product. Systematic withdrawals are available if you have not exhausted your Free Withdrawal Amount in the current Contract Year. In addition, any Purchase Payment Enhancement credited to the Contract may be forfeited as a result of the withdrawal.

The withdrawals can be taken on a monthly, quarterly, semi-annual or annual basis, and the minimum amount of each withdrawal payment is $50. We will adjust the frequency of your payments so that payments are at least $50 each. For example, if you would like to withdraw $100 a year, you can set up annual or semi-annual withdrawals, but not quarterly or monthly. Your payments will begin on the next withdrawal date following one modal period after we receive your request. For example, if we receive your request for quarterly withdrawals on January 3rd, and the next withdrawal date is the 8th of the month, your quarterly withdrawals will begin on April 8th. Please note that no confirmations will be sent on systematic withdrawals but will be reflected on statements. For information on the tax treatment of withdrawals, see “How Is the Contract Treated Under Federal Income Tax Law?” below.

In the Contract Year when the systematic withdrawals are elected for the first time, the entire amount of the withdrawal requested will be disbursed among the remaining systematic withdrawal payments to be made prior to the next Contract Anniversary. Systematic withdrawal amounts will then be recalculated upon the next Contract Anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount be withdrawn with monthly systematic withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next Contract Anniversary, your monthly systematic withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower systematic withdrawal payments in your second year of withdrawal. The Free Withdrawal Amount will not be recalculated to reflect Subsequent Purchase Payments until the next Contract Anniversary.

Default Liquidity Order. If you do not tell us otherwise, the withdrawal will be taken pro-rata from the Variable Investment Options; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Account Options beginning with the Fixed Interest Option having the shortest Interest Period.

Termination of Systematic Withdrawals. To stop the systematic withdrawals or to change the amount or the frequency of the withdrawals once systematic withdrawals are initiated, you must submit a request by sending a written notice to our Administrative Office or calling Customer Service. The systematic withdrawals will terminate upon the earlier of the death of the Contract Owner or the Annuitant, or upon Contract Owner’s request. Systematic withdrawals will be subject to a Contingent Deferred Sales Charge if the annual amount withdrawn exceeds the Free Withdrawal Amount. All withdrawals during the Contract Year are considered in the determination of the Free Withdrawal Amount withdrawn and the point at which the Contingent Deferred Sales Charge will be assessed for additional withdrawals.

Substantially Equal Periodic Payments under Code Section 72(q) or 72(t)

If a withdrawal is taken from the annuity before age 59 1⁄2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under Code Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS guidance) and receive these payments until the later of five years or attainment of age 59 1⁄2.

If you wish to take withdrawals under Code Sections 72(q) or 72 (t) (prior to age 59 1⁄2 of the Contract Owner, or Annuitant for entity owned Contracts), you may do so systematically. 72 (q)/(t) withdrawals do not receive any special treatment under the Contingent Deferred Sales Charge provisions. If your withdrawal exceeds the annual Free Withdrawal Amount, you will be subject to Contingent Deferred Sales Charges as shown in the “Contingent Deferred Sales Charge” section under “What Are the Fees and Charges Under the Contract?” If you purchased an optional benefit with your Contract, please refer to the appropriate optional benefit section for details on the treatment of withdrawals under your optional benefit.

403(b) Withdrawals

There are restrictions on withdrawals from Contracts qualifying under Section 403(b) of the Code. Generally, withdrawals may be made only if the Contract Owner is over the age of 59 1⁄2, leaves the employment of the employer, dies, or becomes disabled as defined in the Code. Withdrawals (other than withdrawals attributable to income earned on Purchase Payments) may also be possible in the case of hardship as defined in the Code. The restrictions do not apply to transfers among Variable Investment Options and may also not apply to transfers to other investments qualifying under Section 403(b).

What Is Annuitization and How Do I Annuitize the Contract?

Annuitization

Annuitization is a process by which your Contract Value is converted into a stream of regular income payments. You may choose to annuitize your Contract after the first Contract Anniversary.

Annuity Date

The Annuity Date is the date on which annuity payments begin, transitioning from the accumulation phase to the Annuitization phase, based on the elected Annuity Option or the default option.

Annuity Options

After the first Contract Anniversary date, you may choose:

•	An annuity for a set number of years. Annuity payments will continue for a specified number of years, which may not be for less than 5 nor more than 30;

•	A life annuity. Annuity payments will continue until the Annuitant’s death (If the Annuitant dies before the first payment has been made, then no payments will be made under this option);

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A life annuity with payments guaranteed for 10 or 20 years. Annuity payments will continue until the Annuitant’s death with payments for 10 or 20 years guaranteed regardless of when the Annuitant dies;

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A joint and survivor life annuity. Annuity payments will continue until the death of the surviving Joint Annuitant (If both Annuitants die before the first payment has been made, then no payments will be made under this option); or

•	Any other form of annuity that we and you may agree upon.

If the maximum maturity date has been reached, and an Annuity Option has not been specified by the Contract Owner, the Contract Value will be annuitized on the Annuity Date based on a Life Annuity with Period Certain of 10 years (default option) unless otherwise provided under the Code.

Annuity Payments

You may choose a variable annuity (except for the set number of years option), a fixed annuity, or a combination of both. The shorter the expected length of the Annuity Payout Period, the larger each payment will be.

Variable Annuity Payments. The size of your variable annuity payments will vary depending upon the performance of the Variable Investment Options that you choose for the Annuity Payout Period. Your payments also will depend on the size of your investment, the type of annuity you choose, the expected length of the annuity period, the frequency with which you receive payments, and the annuity purchase rates and charges in your Contract. Currently, during the Annuity Payout Period, your variable annuity may not be allocated to more than four Variable Investment Options (three if you also choose a portion as a fixed annuity).

When you purchase a variable annuity, you will pick an assumed interest rate of 3% or 5%. If the annual net investment return during the Annuity Payout Period is greater than the assumed rate, your annuity payments will increase. If the annual net investment return is less, your payments will decrease. Choosing a higher assumed interest rate would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. Choosing a lower assumed interest rate would have the opposite effect.

During the Variable Annuity Payout Period, you (or your Beneficiary in the event of death) may transfer your Annuity Unit values among four Variable Investment Options of the Separate Account that you choose on the Annuity Date. You may not select other Variable Investment Options after the Annuity Date.

Fixed Annuity Payments. The size of your fixed annuity payments will not change. The size of these payments is determined by a number of factors, including the size of your investment, the form of annuity chosen, the expected length of the annuity period, and a guaranteed 3% rate of return.

Unless you tell us otherwise:

•	you will receive a life annuity with payments guaranteed for 10 years (except if your Contract is issued under Section 403(b) of the Code you will receive a joint and survivor annuity);

•

your annuity payments will begin on the later of (1) the first day of the next month after the Annuitant reaches Maturity Age, or (2) 10 years after the Contract Date, unless state law requires an earlier Annuity Date.

You may change the Annuity Date or your annuity option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $5,000 ($2,000 for Contracts sold in New York), we may pay you in a lump sum. We usually make annuity payments monthly, starting with the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each ($20 for Contracts sold in New York).

What Are the Supplemental Riders and Benefits That Are Available?

Summary of Benefits

The following table summarizes information about the benefits available under the Base Contract:

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations

StandardDeath Benefit	Guarantees Beneficiaries will receive a benefit at least equal to your Contract Value	Standard	No additional charge	• Withdrawals could significantly reduce benefit

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations

OptionalStep-Up Plus Death Benefit Enhancement Rider	Provides a Death Benefit Enhancement by locking in market gains on each Contract Anniversary until age 80	Optional	Monthly charge of $17.292 per $1,000 of benefit

•  Available only at Contract purchase

•  Available only if Annuitant is age 75 or less

•  May only be purchased in combination with the Optional Estate Enhancement Death Benefit Rider and may not be purchased with any other Rider described in this Prospectus (subject to the terms described in “Optional Step-Up Plus Death Benefit Enhancement Rider” below)

•  The Death Benefit Enhancement is limited to $1 million

•  Withdrawals could significantly reduce or terminate benefit

EstateEnhancement Death Benefit Rider	Provides an Estate Enhancement Death Benefit that is in addition to any other death benefit	Optional	0.20% (for ages 60 and under) 0.30% (for ages 61 to 70) 0.60% (for age 71 to 80) (as a percentage of the average Contract Value)	• Available only at Contract purchase • May not be purchased in combination with any other Rider in this Prospectus (subject to the terms described in “Estate Enhancement Death Benefit Rider” below)

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations

GuaranteedMinimum Accumulation Benefit	Provides a guaranteed minimum Contract Value at the end of the benefit period	Optional	1.00% (as a percentage of the monthly average Contract Value allocated to the Variable Investment Options)

•  Available only at Contract purchase or on any Contract Anniversary and purchase must be at least 10 years prior to the Annuity Date

•  May not be purchased in combination with any other Rider described in this Prospectus

•  Withdrawals could significantly reduce or terminate benefit

Growth& Income Protector Benefit Rider

Provides a:

(1) Guaranteed Minimum Accumulation Benefit which allows the Annuitant or Joint Annuitant to receive the guaranteed return of Initial Purchase Payments, plus a percentage of additional Purchase Payments, for the first 10 years, pro-rated for withdrawals

(2) Guaranteed Minimum Withdrawal Benefit that permits the Annuitant or Joint Annuitant to receive annual minimum payments regardless of the Contract Value either for a certain period of time or the lifetime of the Annuitant or Joint Annuitant

(3) Death Benefit Enhancement

		Optional	1.00% (as a percentage of the monthly average Contract Value allocated to the Variable Investment Options)

•  Available only at Contract purchase

•  May only elect the Rider if the Annuitant or the younger of the Annuitant and the Joint Annuitant is at least 35 years old and is not older than 80

•  Withdrawals could significantly reduce or terminate benefit

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations

Growth& Income Advantage Benefit Rider

Provides a:

(1) Guaranteed Minimum Withdrawal Benefit that permits the Annuitant or Joint Annuitant to receive annual minimum payments regardless of the Contract Value either for a certain period of time or the lifetime of the Annuitant or Joint Annuitant

(2) Death Benefit Enhancement

		Optional	1.00% (as a percentage of the monthly average Contract Value allocated to the Variable Investment Options)

•  Available only at Contract purchase

•  May not be purchased in combination with any other Rider described in this Prospectus

•  May only elect the Rider if the Annuitant or the younger of the Annuitant and the Joint Annuitant is at least 35 years old and is not older than 80

•  Withdrawals could significantly reduce or terminate benefit

PurchasingPower Protector Benefit Rider

Provides a:

(1) Purchasing Power Protector benefit that permits the Annuitant or Joint Annuitants to receive annual minimum payments adjusted for inflation regardless of the Contract Value during the lifetime of the Annuitant or the Joint Annuitant

(2) Death Benefit Enhancement

		Optional	1.25% (as a percentage of the monthly average of the Withdrawal Base)

•  Available only at Contract purchase

•  May not be purchased in combination with any other Rider described in this Prospectus

•  May only elect the Rider if the Annuitant or the younger of the Annuitant and the Joint Annuitant is at least 35 years old and is not older than 80

•  Withdrawals could significantly reduce or terminate benefit

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations

DollarCost Averaging Program	Allows you to transfer amounts automatically from a Dollar Cost Averaging Option to a Variable Investment Option so that the cost of the securities is averaged over time	Optional	No additional charge

•  Must have a Contract Value of at least $10,000

•  Minimum transfer amount must be at least $50

•  Only new Purchase Payments may be allocated to the Fixed Dollar-Cost Averaging Options

•  Dollar cost averaging and automatic asset rebalancing may not be elected at the same time

AutomaticAsset Rebalancing Program	Automatically reallocates your Contract Value among the Variable Investment Options in accordance with the proportions you originally selected	Optional	No additional charge	• Must have a Contract Value of at least $10,000 • Dollar cost averaging and automatic asset rebalancing may not be elected at the same time

Subject to the Company’s right to discontinue or suspend the offering of optional benefits for new sales from time to time, you can purchase the optional benefits described above in addition to your Contract. There is an additional fee for certain of the optional benefits. Please check with your financial professional to determine the optional benefits that may currently be available to you.

Death Benefit

You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.

If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and any other information required to process the payment. If you are the Annuitant, we will pay your Beneficiary the death benefit described in the next paragraph.

For Contracts issued on or after August 11, 2003, if the Annuitant dies before the Annuity Date, we will pay a death benefit equal to the sum of the Separate Account death benefit and the Fixed Account death benefit as of the date we receive proof of death and other information required to process the payment. The Fixed Account death benefit is the Fixed Account Value. The Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all Purchase Payments allocated and transfers made to the Separate Account, less adjusted partial withdrawals and transfers. “Adjusted partial withdrawals and transfers” means the amount of each partial withdrawal from or transfer out of the Separate Account, multiplied by the amount of the Separate Account death benefit just before the partial withdrawal or transfer, divided by your Variable Account Value just before the partial withdrawal or transfer. If you make a partial withdrawal or transfer at a time when the amount of your Separate Account death benefit is greater than your Variable Account Value, then your Separate Account death benefit amount will be reduced by an amount greater than the amount withdrawn or transferred.

For Contracts issued prior to August 11, 2003, the Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all Purchase Payments allocated and transfers made to the Separate Account, less partial withdrawals and transfers from the Separate Account on a dollar-for-dollar basis.

We generally pay the death benefit within seven days after we receive proof of death and all required information.

Example. Assume that there is a single Initial Purchase Payment of $100,000 applied to the Separate Account, and prior to any withdrawals there is a Variable Account Value of $90,000. A withdrawal in the amount of $10,000 is taken. Adjusted Net Purchase Payments will be reduced by the adjusted withdrawal amount, which is the greater of (a) and (b) where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal; and

(ii)	is the Variable Account Value just before the withdrawal.

(a) = $10,000

(b) = $10,000 × ((i) $100,000) / ((ii) $90,000) = $11,111

In this case, (b) = $11,111, is greater than (a) = $10,000. Therefore, the net Purchase Payments will be reduced by (b) = $11,111. The adjusted net Purchase Payments amount after withdrawal will be $100,000 – $11,111 = $88,889.

The Separate Account Death Benefit after the withdrawal is taken will be equal to the greater of (1) and (2), where:

(1) is the Variable Account Value = $90,000 – $10,000 = $80,000; or

(2) is the adjusted net Purchase Payments = $88,889 (as calculated above).

In this case, (2) is greater, and therefore the Separate Account Death Benefit will be equal to $88,889 after the withdrawal.

Optional Step-Up Plus Death Benefit Enhancement Rider. If the Annuitant is age 75 or less, you may purchase this death benefit enhancement Rider as part of your Contract, and this must be elected at the time of application. If you purchase this death benefit enhancement Rider, we will pay your Beneficiary(ies), upon the Annuitant’s death, a Death Benefit Enhancement, as described below, in addition to any other death benefit payment under the Contract.

This Optional Step-Up Plus death benefit enhancement Rider provides a benefit when (1) cumulative prior performance has been negative such that the Minimum Death Benefit Amount (defined below) exceeds the Variable Account Value, as determined on the first day of a calendar month, and (2) the Annuitant dies during that month.

You may purchase this Rider only at the time you purchase your Contract. This Rider may only be purchased in combination with the optional estate enhancement death benefit Rider described below and may not be purchased with any other Rider described in this Prospectus, except for Contract Owners who purchased the Rider prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below. The Death Benefit Enhancement from this Rider is limited to $1 million. The Death Benefit Enhancement is payable until age 95.

If you purchase this Rider, the Death Benefit Enhancement is determined on the first day of each calendar month before age 80 and remains level during the month. The Death Benefit Enhancement is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month and (b) the sum of the Purchase Payments paid into the Separate Account less any withdrawals or transfers from the Separate Account. The Death Benefit Enhancement cannot be less than zero.

On the first Contract Anniversary, the Minimum Death Benefit Amount is equal to the greater of (a) the Variable Account Value and (b) the sum of the Purchase Payments paid into the Separate Account less any withdrawals from the Separate Account.

On each subsequent Contract Anniversary, the Minimum Death Benefit Amount is equal to the greater of (a) the Variable Account Value and (b) the Minimum Death Benefit Amount immediately prior to the Contract Anniversary.

In between Contract Anniversaries, the Minimum Death Benefit Amount is increased for Purchase Payments paid into the Separate Account and adjusted for withdrawals and transfers taken from the Separate Account. The adjustment is the greater of (a) the amount of the withdrawal and (b) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

The Minimum Death Benefit Amount under this Rider is based on the Variable Account Value. Accordingly, the amount of the premiums allocated to the Separate Account and investment experience are the factors which affect the Minimum Death Benefit Amount. Transfers into the Separate Account are treated as Purchase Payments paid into the Separate Account. Likewise, all transfers from the Separate Account are treated as withdrawals taken from the Separate Account. A full withdrawal of funds from the Separate Account will cause the Rider to terminate.

Charge. We will calculate and accrue a charge for your Rider on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The charge will be based on the attained age of the Annuitant as of the prior Contract Anniversary and the amount of the Death Benefit Enhancement. Accrued charges will be deducted on the last day of the Contract Year or, if sooner, on the date we pay the death benefit, you begin taking annuity payments or you surrender the Contract. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

For information on the cost of this death benefit enhancement Rider, see “What Are the Fees and Charges Under the Contract?” in this Prospectus.

Example. Assume that there is a single Initial Purchase Payment of $100,000 applied to the Separate Account. On the first Contract Anniversary, your Variable Account Value is $125,000 and you have not taken any withdrawals. The Minimum Death Benefit Amount is then equal to $125,000 on the first Contract Anniversary, and the Death Benefit Enhancement is $0.

On the second Contract Anniversary, your Variable Account Value is $90,000. The Minimum Death Benefit Amount is $125,000, and the Death Benefit Enhancement is the Minimum Death Benefit minus the greater of (a) the Variable Account Value and (b) the sum of the Purchase Payments paid into the Separate Account less any withdrawals or transfers from the Separate Account.

Death Benefit Enhancement = $125,000 – max ($90,000; $100,000) = $25,000

On the third Contract Anniversary, your Variable Account Value is $110,000. The Minimum Death Benefit Amount is $125,000, and the Death Benefit Enhancement is the Minimum Death Benefit minus the greater of (a) the Variable Account Value and (b) the sum of the Purchase Payments paid into the Separate Account less any withdrawals or transfers from the Separate Account.

Death Benefit Enhancement = $125,000 – max ($110,000; $100,000) = $15,000

Estate Enhancement Death Benefit Rider. You may purchase an Estate Enhancement Death Benefit Rider with your Contract at the time the Contract is issued. If you purchase the Rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other information required to process the payment. The estate enhancement death benefit is in addition to the death benefit described in the preceding section and may not be purchased in combination with any other Rider described in this Prospectus, except (1) Contract Owners who purchased the Rider prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners who purchased the Step-Up Plus Death Benefit Rider. If you purchase the Rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other information required to process the payment.

The amount of the estate enhancement death benefit will be a percentage of the sum of the Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, less all Purchase Payments, and any Purchase Payment Enhancements, subject to a limit as specified in the Contract. If the Purchase Payments, and any Purchase Payment Enhancements exceed the sum of Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, no estate enhancement death benefit will be paid.

The Estate Enhancement Benefit Percentage and Benefit Cap vary based on the issue age of the Annuitant as shown below:

Issue Age Range	Estate Enhancement Benefit %	Estate Enhancement Benefit Cap % (applied to total purchase payments and any purchase payment enhancements net of withdrawals)
1 - 60	40%	100%
61 - 70	35%	60%
71 - 80	30%	40%
81 and above	0%	0%

Example 1. Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of Purchase Payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $90,000 and the Fixed Account Value is $30,000. The benefit amount before applying the limit would be $14,000, which is 35% of $40,000 (the sum of the Variable Account Value ($90,000), the Fixed Account Value ($30,000) and withdrawals ($20,000) less Purchase Payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 Purchase Payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is less than the cap. Therefore, the estate enhancement death benefit would be $14,000.

Example 2. Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of Purchase Payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $190,000 and the Fixed Account Value is $130,000. The benefit amount before applying the limit would be $84,000, which is 35% of $240,000 (the sum of the Variable Account Value ($190,000), the Fixed Account Value ($130,000) and withdrawals ($20,000) less Purchase Payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 Purchase Payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is greater than the cap. Therefore, the estate enhancement death benefit would be capped at $48,000.

For information on the cost of the estate enhancement death benefit, see “What Are the Fees and Charges Under the Contract?” in this Prospectus.

Choosing a Lump Sum or Annuity. Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity that complies with any applicable Internal Revenue Code regulations and requirements. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

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If the Beneficiary chooses a lump sum, he or she may ask us to postpone payment of the lump sum for up to five years (until paid out, the death benefit will be allocated to Variable Investment Options and/or the Fixed Account Options as directed by the Beneficiary).

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If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary’s life or over a period not longer than the Beneficiary’s life expectancy.

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If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit.

If there is more than one surviving Beneficiary, they must choose their portion of the death benefit in accordance with the above options.

If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of annuity.

For IRA contracts, if the owner/annuitant of the IRA dies, the Beneficiary is entitled to receive the Standard Death Benefit as described above. There are additional options for IRA beneficiaries. With some exceptions, IRA beneficiaries must receive their entire death benefit by December 31st following the tenth anniversary of the IRA owner’s death. However, a spouse named as sole primary beneficiary may assume ownership of the IRA. An eligible designated beneficiary can continue the IRA as a “beneficiary” or a “stretch” IRA, in which case a new Penn Mutual Contract is issued. Please consult your tax adviser for additional information regarding the options of an IRA beneficiary. The death benefit must be distributed in accordance with applicable regulations and tax laws.

Guaranteed Minimum Accumulation Benefit Rider.

You may purchase a guaranteed minimum accumulation benefit Rider as part of your Contract at the time the Contract is issued or on any Contract Anniversary after your Contract is issued as long as we receive written notice of your intention to do so. This Rider may not be purchased in combination with any other Rider described in this Prospectus, except that this Rider is available to Contract Owners who purchased the Optional Step-Up Plus Death Benefit Enhancement Rider or the Optional Estate Enhancement Death Benefit Rider prior to May 1, 2007. The date of such purchase, however, must be at least ten years prior to the Annuity Date specified in the Contract. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, at least 30 calendar days prior to your Contract Anniversary.

A guaranteed minimum accumulation benefit ensures the availability of a minimum Contract Value at the end of the benefit period, which is defined below. It may provide protection in the event of lower Contract Values that may result from the investment performance of the Contract. The Company also reserves the right to make the availability of the guaranteed minimum accumulation benefit contingent upon the investment of the entire Contract Value, according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this Rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

The guaranteed minimum accumulation benefit will be equal to the Contract Value at the start of the benefit period, plus the amount of any Subsequent Purchase Payments (and any Purchase Payment Enhancements) received during the first Contract Year of the benefit period, reduced by a proportional amount for any partial withdrawals of the Contract Value during the benefit period. The reductions in the guaranteed minimum accumulation benefit will occur as of the date of each applicable partial withdrawal. If the guaranteed minimum accumulation benefit exceeds the Contract Value at the end of the benefit period, which is equal to ten years, the Company will increase the Contract Value so that it equals the guaranteed minimum accumulation benefit. At the end of the benefit period, the Contract Owner can elect to renew the guaranteed minimum accumulation benefit for a new benefit period.

The Contract Owner may elect to increase the guaranteed minimum accumulation benefit through the use of the Step-Up Benefit as of the Step-Up Benefit Date. The “Step-Up Benefit Date” is any Contract Anniversary starting with the 5th anniversary of the effective date of the Rider. The “Step-Up Benefit” is the increase of the guaranteed minimum accumulation benefit to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, at least 30 days prior to the Contract Anniversary. An additional Step-Up Benefit can be elected on or after the 5th anniversary of the most recent Step-Up Benefit Date. Electing a Step-Up of the guaranteed minimum accumulation benefit extends the benefit period for an additional five years from the Step-Up date.

The guaranteed minimum accumulation benefit will terminate under the following conditions:

(a)	at the end of the benefit period if the guaranteed minimum accumulation benefit is not renewed;

(b)	on the Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the agreement;

(c)	full surrender of the Contract;

(d)	date of the first death of a Contract Owner or the date of death of the last surviving Annuitant; or

(e)	Annuitization.

Example. Assume that there is a single Initial Purchase Payment of $100,000 applied to the Separate Account. The guaranteed minimum accumulation benefit at the start of the benefit period is $100,000.

On the fifth Contract Anniversary, your Contract Value is $125,000 and you have not taken any withdrawals. You elect to use the Step-Up Benefit to increase the guaranteed minimum accumulation benefit to $125,000 and extend the benefit period an additional five years.

On the fifteenth Contract Anniversary, your Contract Value is $110,000. The guaranteed minimum accumulation benefit exceeds your Contract Value at the end of the benefit period, and the Company increases the Contract Value to $125,000.

Growth & Income Protector Benefit Rider.

At the time you purchase your Contract, you may purchase a Growth & Income Protector Benefit Rider for an additional charge, which includes the following enhancements to your Contract:

(1)

Guaranteed Minimum Accumulation Benefit (“GMAB”). This benefit allows the Annuitant or Joint Annuitant, if applicable, to receive the guaranteed return of Initial Purchase Payments, plus a percentage of additional Purchase Payments, for the first 10 years, pro-rated for withdrawals. If the GMAB exceeds the Contract Value in year 10, the Contract Value will be increased to equal the GMAB.

(2)

Guaranteed Minimum Withdrawal Benefit. This benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or for the Annuitant’s lifetime or Joint Annuitant’s lifetime.

(3)

Death Benefit Enhancement. The Company will pay to a Beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant, a Death Benefit Enhancement in addition to the death benefit provided in your Contract.

Descriptions of these three enhancements are included below.

How do I elect the Growth & Income Protector Benefit Rider?

You may elect the Growth & Income Protector Benefit Rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This Rider may not be added after you purchase your Contract and may not be selected in combination with any other Living Benefit or Death Benefit Riders described in this Prospectus. This Rider can be purchased on a single or a joint life basis. The joint life basis permits Joint Annuitants, but does not allow joint ownership of the Contract.

You may elect the Rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by Age Nearest Birthday.) The Contract Owner must satisfy the requirements of the base Contract.

Important information to note about the Growth & Income Protector Benefit Rider:

–

At the present time, there are no investment allocation restrictions required for this Rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company imposes investment allocation restrictions in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–

The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the Rider is in effect. Rider Charges are subject to change in the future. (See “What Are the Fees and Charges Under the Contract? — Current and Maximum Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the Rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this Rider, any withdrawal will still be subject to the terms of the Contract. This includes the Free Withdrawal Amount.

–

If the Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply Contingent Deferred Sales Charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The Rider may not be added after you purchase your Contract or in combination with any other Riders.

–

The Death Benefit Enhancement available as part of the package differs from the Death Benefit Riders described above. (See “What Are the Supplemental Riders and Benefits That Are Available?” section of the Prospectus for details.)

–	The Rider can be terminated on or after the fifth Contract Anniversary.

(1)	GUARANTEED MINIMUM ACCUMULATION BENEFIT

The Guaranteed Minimum Accumulation Benefit (“GMAB”) will be equal to the Contract Value at the start of the benefit period, plus a percentage (set forth under “How will additional Purchase Payments affect the Guaranteed Minimum Accumulation Benefit Base?” below), of any Subsequent Purchase Payments received during the benefit period, reduced by a proportional amount for any withdrawals during the benefit period. The benefit period is 10 years from the effective date of the Rider. The reductions in the GMAB will occur as of the date of each applicable withdrawal. If the GMAB exceeds the Contract Value at the end of the benefit period, the Company will increase the Contract Value so that it equals the GMAB. At the end of 10 years, the GMAB will be automatically renewed for a new benefit period. The GMAB benefit period may also reset upon the election of a Step-Up Benefit (see below).

Step-Up Benefit and Step-Up Benefit Date. The Step-Up Benefit for the GMAB is the increase in the GMAB to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any Contract Anniversary starting with the fifth anniversary of the effective date of the Rider.

On the Step-Up Benefit Date, the Contract Owner has the option to increase both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below). If the Contract Owner elects to exercise the Step-Up Benefit, both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below) are evaluated for Step-Up. A Step-Up is effective if either the GMAB and/or the Guaranteed Minimum Withdrawal Benefit is increased to the Contract Value as of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the GMAB is increased to the Contract Value, a new 10-year benefit period begins. An additional Step-Up Benefit cannot be elected until after the fifth anniversary of the most recent Step-Up Benefit Date.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, at least 30 days prior to the Contract Anniversary.

How will additional Purchase Payments affect the Guaranteed Minimum Accumulation Benefit Base?

For each 10-year benefit period, Subsequent Purchase Payments made to the Contract will increase the Guaranteed Minimum Accumulation Benefit Base as follows:

•	100% of Purchase Payments made in years one through two

•	90% of Purchase Payments made in years three through four

•	80% of Purchase Payments made in years five through six

•	70% of Purchase Payments made in years seven through eight

•	60% of Purchase Payments made in years nine through ten

How will withdrawals affect the Guaranteed Minimum Accumulation Benefit Base?

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the GMAB base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal; and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.

Example: Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount: Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$110,000) = $6,818.18

If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows: Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$90,000) = $8,333.33

(2)	GUARANTEED MINIMUM WITHDRAWAL BENEFIT

What are the two withdrawal options that I can choose with this Rider?

The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts annually in two different ways — via the Return of Benefit Base Withdrawal Option or the Guaranteed Lifetime Withdrawal Option.

The Guaranteed Minimum Withdrawal Benefit Base (see below for description) is the starting point for determining the amounts you receive under the two minimum withdrawal options. These options are defined below and operate concurrently until one or both terminate.

1)

The Return of Benefit Base Withdrawal Option. You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)

The Guaranteed Lifetime Withdrawal Option. You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The amount that can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. This amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%. Any change in the Lifetime Withdrawal Benefit Base will also change the Guaranteed Annual Lifetime Withdrawal Amount on the next Contract Anniversary.

How do I begin taking withdrawals?

To begin withdrawals, call Annuity Customer Service at our toll-free customer service line.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. Withdrawals in a Contract Year that do not exceed the Guaranteed Annual Amount do not affect the guaranteed amount for that option for subsequent years. If you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example: Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, if your Contract Value is greater than zero, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an “Excess Withdrawal.” An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Once I select a withdrawal option, can I change to the other option?

Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to a Lifetime Benefit Base Withdrawal Option, the portion of the Guaranteed Annual Withdrawal Amount that was in excess of the Guaranteed Annual Lifetime Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What is the Guaranteed Minimum Withdrawal Benefit Base?

The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greater of (a) or (b), below, where:

(a)

is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal; and

(b)

is the highest Contract Value as of any Contract Anniversary Date until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal.

3)	On the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)

is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(c)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years and the date of the first withdrawal.

The current Benefit Base Accumulation Rate is 3% and the current Benefit Base Accumulation Cease Date is 10 years from the Contract Date. For contracts issued prior to May 4, 2009, the Benefit Base Accumulation Rate is 5% (3% for contracts issued in Washington).

How can the Guaranteed Minimum Withdrawal Benefit Base be affected?

Your Benefit Base may be affected by withdrawals, step-ups or additional Purchase Payments.

Effect of Withdrawals on Guaranteed Minimum Withdrawal Benefit Base

1)	Return of Benefit Base Withdrawal Option

The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Return of Benefit Base Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any additional withdrawals where the full amount or a portion of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

2)	Lifetime Benefit Base Withdrawal Option

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%.

If you take withdrawals less than or equal to the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted.

If you take withdrawals greater than the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

ii)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Example:

Assume that the Guaranteed Annual Withdrawal Amount (“GAWA”) is $7,000 and there is a single $7,500 withdrawal (WD) during a Contract Year.

Suppose that the Contract Value (CV) and Guaranteed Minimum Withdrawal Base (“GMWB”) just prior to the $500 Excess Withdrawal are $110,000 and $100,000, respectively:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $110,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount: GMWB x (Excess WD/CV) = $100,000 x ($500/$110,000) = $454.50

The Guaranteed Annual Withdrawal Amount will be reduced by the following amount: Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$110,000) = $31.82

If the Contract Value just before the $500 Excess Withdrawal was $90,000:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $90,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount: GMWB x (Excess Withdrawal/Contract Value) = $100,000 x $500/$90,000) = $555.50

Guaranteed Annual Withdrawal Amount will be reduced as follows:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$90,000) = $38.89

Effect of Step-Ups on Guaranteed Minimum Withdrawal Benefit Base

Optional Step-Up Benefit and Return of Benefit Base: After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any Contract Anniversary starting with the 5th Contract Anniversary. An additional Step-Up Benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Guaranteed Minimum Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Guaranteed Minimum Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, at least 30 days prior to the Contract Anniversary.

Optional Step-Up Benefit and Lifetime Benefit Base: After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Step-Up Benefit for the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any Contract Anniversary starting with the 5th Contract Anniversary. An additional Step-Up Benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Lifetime Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Lifetime Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Lifetime Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, at least 30 days prior to the Contract Anniversary.

Effect of Additional Purchase Payments made after the date of first withdrawal on Guaranteed Minimum Withdrawal Benefit Base

As long as the Contract Value is positive, additional Purchase Payments will increase the Guaranteed Minimum Withdrawal Benefit Base, for both withdrawal options, on a dollar-for-dollar basis. The Guaranteed Annual Withdrawal Amount (or Guaranteed Lifetime Withdrawal Amount) will be increased by the amount of the additional Purchase Payment to the Guaranteed Minimum Withdrawal Base multiplied by the applicable Guaranteed Annual Withdrawal Percentage (or Guaranteed Annual Lifetime Withdrawal Percentage).

What happens to withdrawal benefits if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

The Owner has the option to receive the remaining Guaranteed Minimum Withdrawal Benefit payment under either of the two withdrawal options:

(a)

If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual

Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero until your Guaranteed Withdrawal Benefit Base Remaining is depleted.

(b)

If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(c)	If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

(1)	The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of withdrawals in excess of the Guaranteed Annual Lifetime Withdrawal Amount; and

(2)

The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit. If you have elected RMD withdrawals and your Contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option: The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option: The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit Riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the Rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the “Annuity Options” section of the Contract;

(b)

Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees;

(c)

Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year, these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin prior to the younger of the Annuitant or Joint Annuitant attaining age 59 1⁄2.) You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the Rider Effective Date. The Joint Annuitant also must always be the Contract Owner’s primary Beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under certain circumstances. The Joint Annuitant can be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change.

If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the Contract with the Joint Life Guarantee option is set up with one Owner and two Annuitants. Upon the death of the first Annuitant, the second Annuitant becomes the successor Owner. The Contract then stays in force, and the living benefit features continue until the death of the second Annuitant. Also note that the successor Owner has no contractual rights while the Contract Owner is alive and steps into ownership upon the death of the Contract Owner.

(3)	DEATH BENEFIT ENHANCEMENT

The Growth & Income Protector Benefit Rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the Standard Death Benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the Rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a Beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the Rider Effective Date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the attainment of age 80 by the Annuitant for Single Life Guarantees or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)

is each additional Purchase Payment received after the Rider Effective Date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the attainment of age 80 by the Annuitant for Single Life Guarantees or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary until the earliest of:

(1)	10 years from the Contract Date;

(2)	the attainment of age 80 by the Annuitant for Single Life Guarantees or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(3)	the date of the first withdrawal.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the Rider Effective Date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the attainment of age 80 by the Annuitant for Single Life Guarantees or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)

is each additional Purchase Payment received after the Rider Effective Date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the attainment of age 80 by the Annuitant for Single Life Guarantees or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary until the earlier of 10 years from the Contract Date and the date of the first withdrawal; and

(c)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal.

4.	After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the attainment of age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess Withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Step-Up Benefit and Step-Up Benefit Date

The Step-Up Benefit for the Death Benefit Enhancement Benefit Base is the increase in the Death Benefit Enhancement Benefit Base to an amount equal to 100% of the Contract Value as of the Step- Up Benefit Date. The Step-Up Benefit Date is any Contract Anniversary starting with the 5th anniversary of the effective date of the Rider. An additional Step-Up Benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

On the Step-Up Benefit Date, the Contract Owner has the option to increase the Guaranteed Minimum Withdrawal Benefit (see above) as of the Step-Up Benefit Date. Any increase in the Guaranteed Minimum Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date until age 80. The Death Benefit Enhancement Benefit Base cannot step up independently from the Guaranteed Minimum Withdrawal Benefit Base.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, at least 30 days prior to the Contract Anniversary.

Impact of Annuitant Death on the Rider

1)

Single Life Guarantees. Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the Rider is terminated.

2)

Joint Life Guarantees. If the Annuitant dies and the Joint Annuitant is still alive after the Annuitant’s death, the Joint Annuitant can surrender the Contract, and receive a Death Benefit equal to the Contract Value and the Contract and Rider terminate.

The Joint Annuitant as successor Owner may elect to continue the Contract and the Rider. If no withdrawals have been taken, the successor Owner may convert to a Single Life Guarantee based on his/her lifetime. If withdrawals have been taken, the guarantee does not change.

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Contract Owner does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit and the Enhanced Death Benefit amount, if applicable, is payable to a Beneficiary and the Rider is terminated.

Can I cancel the Growth & Income Protector Benefit Rider?

You may cancel the Growth & Income Protector Benefit Rider on or after the fifth Contract Anniversary effective on the Contract Anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Protector Benefit Rider terminate?

This Rider will terminate upon the earliest of:

a)	cancellation of the Growth & Income Protector Benefit Rider;

b)

if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, and no remaining Guaranteed Minimum Withdrawal Benefit Base;

c)	full surrender of the Contract;

d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

e)	on the date of death of the Annuitant for a Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

f)	Annuitization.

All charges for this Rider will cease upon Contract termination.

Growth & Income Advantage Benefit Rider

At the time you purchase your Contract, you may purchase a Growth & Income Advantage Benefit Rider, which includes the following enhancements to your Contract:

1)

Guaranteed Minimum Withdrawal Benefit. The Guaranteed Minimum Withdrawal Benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)

Enhanced Death Benefit. The Company will pay to a Beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Growth & Income Advantage Benefit Rider?

You may elect the Growth & Income Advantage Benefit Rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This Rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This Rider can be purchased on a single or a joint life basis. The joint life basis permits Joint Annuitants, but does not allow joint ownership of the contract. You may elect the Rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by Age Nearest Birthday.)

Important information to note about the Growth & Income Advantage Benefit Rider:

–

At the present time, there are no investment allocation restrictions required for this Rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, at the Company’s discretion.

–

The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the Rider is in effect. Rider Charges are subject to change in the future. (See “What Are the Fees and Charges Under the Contract? — Current and Maximum Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the Rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this Rider, any withdrawal will still be subject to the terms of the Contract. This includes the Free-Withdrawal Amount.

–

If the Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply Contingent Deferred Sales Charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The Rider may not be added after you purchase your Contract or in combination with any other Riders.

–

If the age of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1⁄2 , the lifetime withdrawal provision is not available and you can only withdraw under the Return of Benefit Base Withdrawal Option (see below for a description).

–	The Enhanced Death Benefit available as part of the Growth & Income Advantage Benefit Rider is different from the optional Death Benefit Riders offered.

–	The Rider can be terminated on or after the fifth Contract Anniversary.

What are the two withdrawal options that I can choose with this Rider?

If this Rider is purchased, the Company guarantees that you can withdraw an amount annually in two different ways — the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option.

1)

The Return of Benefit Base Withdrawal Option. You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)

The Guaranteed Lifetime Withdrawal Option. You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The Guaranteed Annual Lifetime Withdrawal Amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010). Any change in the Lifetime Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount. This option is not available if withdrawals begin prior to Actual Age of 59 1⁄2.

How do I begin to take withdrawals?

To begin withdrawals, call Annuity Customer Service at our toll-free customer service line.

Once I select a withdrawal option, can I change to the other option?

Yes, as long as you start withdrawals after Actual Age of 59 1⁄2. Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. If withdrawals begin before Actual Age of 59 1⁄2, only the Return of Benefit Base Withdrawal Option is available.

However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to the Lifetime Benefit Base Withdrawal Option, the Guaranteed Annual Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option, as it may be greater than the Guaranteed Annual Lifetime Withdrawal Amount. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. If you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example: Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an “Excess Withdrawal.” An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Guaranteed Minimum Withdrawal Benefit. The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts via the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option. These options operate concurrently until one or both terminate. If the Annuitant’s Actual Age (or younger of the Annuitant and Joint Annuitant’s Actual Age for a Joint Life Guarantee) on the date of the first withdrawal is less than 59 1⁄2, the Return of Benefit Base Withdrawal Option is the only guaranteed withdrawal option available for the life of the Contract.

Guaranteed Minimum Withdrawal Benefit Base. The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

(1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

(2)	After the Contract Date, but prior to the date of the first withdrawal:

Equal to the greater of (a) or (b), below, where:

(a)	is the sum of (1) plus (2), where:

(1)

is the Initial Purchase Payment and any Purchase Payment Enhancement, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)

is each Purchase Payment received and any Purchase Payment Enhancement, if applicable, after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(b)	is the highest Contract Value on any Contract Anniversary before the date of the first withdrawal.

(3)	On the date of the first withdrawal:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)

is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)

is each Purchase Payment and any Purchase Payment Enhancements received after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(c)	is the highest Contract Value on any Contract Anniversary before the date of the first withdrawal.

(4)	After the date of the first withdrawal:

If the Actual Age of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, is greater than or equal to 59 1⁄2, then you have two withdrawal options to choose from. Both withdrawal options operate concurrently until one or both terminate. This interrelationship between the two options means that a withdrawal under one option will also impact the calculations for the other option.

Return of Benefit Base Withdrawal Option. The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Return of Benefit Base Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero. Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any extra Return of Benefit Base Withdrawals (the full amount or a portion of a withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount within any Contract Year) reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

Example: Assume that the Guaranteed Annual Withdrawal Amount is $7,000 and there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Withdrawal Base just prior to the $500 Excess Withdrawal are $110,000 and $100,000 respectively. The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) = $100,000 x ($500/$110,000) = $454.50

If the Contract Value just before the $500 Excess Withdrawal was $90,000, the reduction to the Guaranteed Minimum Withdrawal Base would be as follows:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) = $100,000 x ($500/$90,000) = $555.50

Automatic Annual Step-Up. On each Contract Anniversary following the first withdrawal, if the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased automatically to the Contract Value. If, as a result of a step-up, the new Benefit Base multiplied by the Guaranteed Annual Withdrawal Percentage is higher than the previous Guaranteed Annual Withdrawal Amount, then the annual withdrawal amount will be increased.

Additional Purchase Payments. If you make additional Purchase Payments after the date of first withdrawal, they will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount as long as the Contract Value is positive. The Guaranteed Minimum Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Withdrawal Benefit will be equal to the Guaranteed Annual Withdrawal Percentage multiplied by each additional Purchase Payment.

Lifetime Benefit Base Withdrawal Option. The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010).

If you take withdrawals less than or equal to the 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted.

If you take withdrawals greater than the 5.0% (4.0 % for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (a) and (b) where:

(a)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

(b)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal.

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Automatic Annual Step-Up. On each Contract Anniversary following the first withdrawal, if the Contract Value is greater than the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased automatically to the Contract Value. As a result of the Step-Up, the Guaranteed Annual Lifetime Withdrawal Amount steps up to an amount equal to the Contract Value, multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

Additional Purchase Payments. If you make additional Purchase Payments after the date of first withdrawal, they will increase the Lifetime Withdrawal Benefit Base and the Guaranteed Annual Lifetime Withdrawal Amount as long as the Contract Value is positive. The Lifetime Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Lifetime Withdrawal Benefit will be equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by each additional Purchase Payment.

What happens to withdrawal benefits if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

(1)

If Actual Age at first withdrawal is less than 59 1⁄2 — If the Actual Age of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1⁄2, you will only receive the Guaranteed Annual Withdrawal Amount under the Return of Benefit Base Withdrawal Option. You will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(2)

If Actual Age at first withdrawal is equal to or greater than 59 1⁄2 — If the Actual Age of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is equal to or greater than 59 1⁄2, you can receive the remaining Guaranteed Minimum Withdrawal Benefit Payment under either of the withdrawal options:

(a)

If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(b)

If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, we will pay the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(c)	If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

(1)	The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of Excess Lifetime Withdrawals; and

(2)

The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the greater of the then currently available single premium immediate annuity factors or the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Guaranteed Minimum Withdrawal Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit. If you have elected RMD withdrawals and your Contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option: The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option: The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit Riders elected.

Benefit Available on Annuity Date. If the Annuity Date occurs while the Rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the “Annuity Options” section of the Contract;

(b)

Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees; or

(c)

Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Advantage Benefit Rider can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin before Actual Age 59 1⁄2. See “What are the two withdrawal options that I can choose with this Rider?” subsection of the “Growth & Income Advantage Benefit Rider” section).

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin prior to the younger of the Annuitant or Joint Annuitant attaining Actual Age 59 1⁄2. See “What are the two withdrawal options that I can choose with this Rider?” subsection of the “Growth & Income Advantage Benefit Rider” section). You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the Rider Effective Date. The Joint Annuitant also must always be the Contract Owner’s primary Beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee going forward.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under the following conditions:

•	If no withdrawals have been taken, the Joint Annuitant can be changed to the Annuitant’s current spouse.

•	If withdrawals have been taken, the Joint Annuitant cannot be changed.

•

If withdrawals have been taken, the Joint Annuitant can be removed from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change and the payout is based on the single Annuitant’s lifetime.

•	If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Annuitant’s lifetime.

Death Benefit Enhancement

The Growth & Income Advantage Benefit Rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the Standard Death Benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the Rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a Beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any Purchase Payment Enhancement, as applicable;

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)

is the highest Contract Value on any Contract Anniversary before the date of first withdrawal until the attainment of age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any Purchase Payment Enhancement, as applicable;

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)

is the highest Contract Value on any Contract Anniversary before the date of first withdrawal until the attainment of age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

(c)	is the Contract Value immediately prior to the first withdrawal.

4.	After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the attainment of age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees. The Death Benefit Enhancement Base cannot step-up independently of the Withdrawal Benefit Base.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess Withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the Rider is terminated. However, an eligible Spousal Beneficiary can continue the Contract but not the Growth & Income Advantage Benefit Rider.

Joint Life Guarantees

Upon the death of the Annuitant, an eligible spousal Beneficiary who is also the primary Beneficiary can become the successor Owner of the Contract and continue the Contract and the Growth & Income Advantage Benefit Rider upon Annuitant’s death. If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

The spousal Beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death, and the Contract and Rider will terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a Beneficiary and the Rider is terminated.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the Contract with the Joint Life Guarantee option is set up with one Owner and two Annuitants. Upon the death of the first Annuitant, the second Annuitant becomes the successor Owner. The Contract then stays in force, and the living benefit features continue until the death of the second Annuitant. Also note that the successor Owner has no contractual rights while the Owner is alive and steps into ownership upon the death of the Owner. In addition, it is important to name a contingent Beneficiary in addition to your primary Beneficiary.

Impact of Joint Annuitant’s Death for Joint Life Guarantees. If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse as Joint Annuitant.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit plus any Death Benefit Enhancement, if applicable is payable to a Beneficiary and the Rider is terminated.

Can I cancel the Growth & Income Advantage Benefit Rider?

You may cancel the Growth & Income Advantage Benefit Rider on or after the fifth Contract Anniversary effective on the Contract Anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Advantage Benefit Rider terminate?

This Rider will terminate upon the earliest of:

(a)	cancellation of the Growth & Income Advantage Benefit Rider;

(b)

if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, or no remaining Guaranteed Minimum Withdrawal Benefit Base;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for a Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon Annuitization.

All charges for this Rider will cease upon Contract termination.

Purchasing Power Protector Benefit Rider

This version of the Purchasing Power Protector Rider applies to policies who elected this Rider on or after the date of availability in the state of issue (refer to “Appendix C”).

For those policies who elected this Rider prior to the date of availability in the state of issue, the older version of this Rider (refer to “Appendix C”) will apply.

If you purchased your Contract prior to February 7, 2011, you may have purchased a Purchasing Power Protector Benefit Rider which includes the following enhancements to your Contract:

1)

Purchasing Power Protector Benefit. The Purchasing Power Protector Benefit permits the Annuitant or Joint Annuitants, if applicable, to receive annual minimum payments adjusted for inflation regardless of the Contract Value during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)

Death Benefit Enhancement. The Company will pay to a Beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

Important information to note about the Purchasing Power Protector Benefit Rider:

–

At the present time, there are no investment allocation restrictions required for this Rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the Rider is in effect.

–	All withdrawals, including the withdrawals made while the Rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this Rider, any withdrawal will be subject to the terms of the Rider. This includes the Free Withdrawal Amount.

–

If the Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply Contingent Deferred Sales Charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The Rider may not be added after you purchase your Contract or in combination with any other Riders.

–	If the Actual Age of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1⁄2, no inflation adjustment will be made.

–	The Enhanced Death Benefit available as part of the Purchasing Power Protector Benefit Rider is different from the optional Death Benefit Riders offered.

What is the Guaranteed Annual Lifetime Withdrawal Amount?

If this Rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if applicable, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants, if applicable is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. The Guaranteed Annual Lifetime Withdrawal Amount is determined by multiplying the Lifetime Withdrawal Benefit Base (the “Withdrawal Base”) by the Guaranteed Annual Lifetime Withdrawal Percentage. For a Single Life Guarantee, the Withdrawal Percentage is based on the Actual Age of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the Actual Age of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. The Guaranteed Annual Lifetime Withdrawal Percentage is 4% if the Actual Age at the time of the first withdrawal is less than 64 1⁄2. The Guaranteed Annual Lifetime Withdrawal Percentage is 5% if the Actual Age at the time of the first withdrawal is greater than or equal to 64 1⁄2. Any change in the Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount.

For policies issued prior to February 1, 2010, the Guaranteed Annual Lifetime Withdrawal Percentage is 5% for all ages.

What if I withdraw less than the Guaranteed Annual Lifetime Withdrawal Amount?

You may take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year. If you elect to take less than or none of the Guaranteed Annual Lifetime Withdrawal Amount in any given Contract Year, the Guaranteed Annual Lifetime Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Lifetime Withdrawal Amounts to any future Contract Years.

Example: Suppose that the Guaranteed Annual Lifetime Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Lifetime Withdrawal Amount will not increase by $500 in the next Contract Year.

If the Guaranteed Annual Lifetime Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply Contingent Deferred Sales Charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

What if I withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Lifetime Withdrawal Amount is referred to as an “Excess Withdrawal.” An Excess Withdrawal could significantly reduce your Withdrawal Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Lifetime Withdrawal Amount.

How is the Withdrawal Base determined?

The Withdrawal Base is used to calculate the Guaranteed Annual Lifetime Withdrawal Amount and determine the Rider Charge. Please note that if the Withdrawal Base increases, the Guaranteed Annual Lifetime Withdrawal Amount and the Rider Charge will increase. It is also important to note that the Withdrawal Base does not establish or guarantee a Contract Value, Surrender Value or any kind of death benefit.

The value of the Withdrawal Base depends upon when you take your first withdrawal.

(1)	On the Contract Date:

On the Contract Date, the Withdrawal Base is equal to the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

(2)	After the Contract Date but prior to the date of first withdrawal:

The Withdrawal Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment;

(2)	is each Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary before the date of first withdrawal.

(3)	On the date of first withdrawal:

The Withdrawal Base is equal to the greatest of (a) or (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment; and

(2)	is each Purchase Payment received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary before the date of first withdrawal.

(4)	After the first withdrawal after the Contract Date

Inflation Adjustment. The Company credits an automatic inflation adjustment to the Withdrawal Base following the first withdrawal, if the Actual Age of the Annuitant or the younger of the Annuitant and Joint Annuitant, if applicable is greater than or equal to 59 1⁄2. The inflation adjustment is only made when it is greater than 0.0% and there is no upper limit to the inflation adjustment. Please note that the Withdrawal Base will NOT be adjusted for inflation, if the Actual Age of the Annuitant or the younger of the Annuitant and Joint Annuitant is less than 59 1⁄2 at the time of the first withdrawal. This is in effect even after the Annuitant or the younger of the Annuitant and Joint Annuitant has reached Actual Age of 59 1⁄2.

The inflation adjustment is made on each Contract Anniversary after the first withdrawal and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor. The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days’ notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between Contract Anniversaries, the Company will calculate the CPI Factor for the partial year between the date of the first withdrawal and the following Contract Anniversary.

Automatic Annual Step-Up

On each Contract Anniversary following the first withdrawal, if the Contract Value is greater than the Withdrawal Base, then the Withdrawal Base will automatically be increased to the Contract Value. The Guaranteed Annual Lifetime Withdrawal Amount will increase by the same percentage as the Withdrawal Base.

The “Withdrawal Base” at any Contract Anniversary following the first withdrawal will be the greater of (1) or (2), where:

(1)	is the average monthly value of the Withdrawal Base throughout the Contract Year multiplied by the CPI Factor; and

(2)	is the Withdrawal Base after a step-up, if any, on the Contract Anniversary

Any additional Purchase Payments made after the date of first withdrawal will be added dollar-for- dollar to the Withdrawal Base.

Effect of Withdrawals on the Withdrawal Base

If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base will not be reduced. It remains equal to the Withdrawal Base just prior to the withdrawal. However, if the total withdrawals in a Contract Year exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base is reduced. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base just prior to the Excess Withdrawal; and

(b)	is the Contract Value just prior to the Excess Withdrawal.

Effect of Required Minimum Distributions (RMD) on Guaranteed Annual Lifetime Withdrawal Amount

If you have elected RMD withdrawals and your Contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit Riders elected.

Benefit Available on Annuity Date

If the Annuity Date occurs while the Rider is in effect, upon your request, you may elect one of the following options:

(a)	apply the Contract Value to any of the annuity options available in the “Annuity Options” section of the Contract; or

(b)

request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

What if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and the Withdrawal Base is greater than zero, any remaining payments under the Purchasing Power Protector Benefit Rider will be made on an annual basis in a Contract Year. In this situation, no additional Purchase Payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Purchasing Power Protector Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Guaranteed Annual Lifetime Withdrawal Amount due for that year, the Contract Owner will receive any remaining payment, as of the date the Contract Value is reduced to zero.

If the remaining payments due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

Single and Joint Life Guarantees

The Purchasing Power Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant. You need not specify a Joint Annuitant in the Contract Specifications at the time of issue of the Single Life Guarantee.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant in the Contract Specifications at the time of issue of the Joint Life Guarantee. The Joint Annuitant must be the spouse of the Annuitant on the Rider Effective Date and the spousal Joint Annuitant must always be the Contract Owner’s primary Beneficiary unless the Rider is changed to a Single Life Guarantee before withdrawals have begun.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge.

Death Benefit Enhancement

The Purchasing Power Protector Rider has a death benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant only if the Death Benefit Enhancement Benefit Base is greater than the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The amount by which the Enhanced Death Benefit Base exceeds the death benefit provided in your Contract is called the Death Benefit Enhancement. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the Rider. Upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a Beneficiary, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date

On the Contract Date, the Death Benefit Enhancement Benefit Base is the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date but prior to the first withdrawal

The Death Benefit Enhancement Benefit Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancement, if applicable and

(2)	is each additional Purchase Payment and any Purchase Payment Enhancement received after the Contract Date; and

(b)

is the highest Contract Value on any Contract Anniversary before the date of first withdrawal until the attainment of Age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date

The Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancement, if applicable and

(2)	is each additional Purchase Payment and any Purchase Payment Enhancement, if applicable, received after the Contract Date; and

(c)

is the highest Contract Value on any Contract Anniversary before the date of first withdrawal until the attainment of Age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

4.	After the date of first withdrawal

If and only if there is a step-up of the Withdrawal Base, the Death Benefit Enhancement Benefit Base automatically increases to 100% of the Contract Anniversary Value until the attainment of Age 80 by the Annuitant for Single Life Guarantees, or by the younger of the Annuitant and the Joint Annuitant, if applicable for Joint Life Guarantees. The Death Benefit Enhancement Benefit Base cannot step-up independently of the Withdrawal Base.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base

If you withdraw less than or equal to the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Annual Lifetime Withdrawal Amount. Note that the Guaranteed Minimum Withdrawal Base is not reduced by the amount of this withdrawal but the Death Benefit Enhancement Benefit Base is.

If you withdraw greater than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Annual Lifetime Withdrawal Amount is an Excess Withdrawal. Excess Withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the Excess Withdrawal.

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

1.	Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any and the Rider is terminated. An eligible Spousal Beneficiary however can continue the Contract but not the Purchasing Power Protector Benefit Rider.

2.	Joint Life Guarantees

Upon the Annuitant’s death, an eligible spousal Beneficiary who is also the primary Beneficiary can become the successor Owner of the Contract and continue the Contract and the Purchasing Power Protector Benefit Rider upon Annuitant’s death.

The spousal Beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the death benefit is payable to a Beneficiary and the Rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to the Beneficiary and the Rider is terminated.

For information on the cost of this package of enhancements, see “What Are the Fees and Charges Under the Contract?” in this Prospectus.

Can I cancel the Purchasing Power Protector Benefit Rider?

You may cancel the Purchasing Power Protector Benefit Rider on or after the third Contract Anniversary effective on the Contract Anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Purchasing Power Protector Benefit Rider terminate?

This Rider will terminate upon the earliest of:

(a)	cancellation of the Purchasing Power Protector Benefit Rider;

(b)	the Contract Value equals zero and there is no Guaranteed Annual Lifetime Withdrawal Amount due in future years;

(c)	full surrender of the Contract;

(d)	the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	the date of death of the Annuitant for a Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	Annuitization.

All charges for this Rider will cease upon Contract termination.

Dollar Cost Averaging Program

Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If the Contract Value is at least $10,000, you may allocate any new Purchase Payments to one of the dollar cost averaging options and have a fixed percentage transferred monthly from that option to Variable Investment Options to achieve dollar cost averaging. Amounts may only be allocated to one of the dollar cost averaging options in conjunction with an election of the Dollar Cost Averaging Program. The minimum transfer amount to each Variable Investment Option is $50. Once a dollar cost averaging option is selected, an additional dollar cost averaging option cannot be selected. If you elect to discontinue participation in the program while in the Six or Twelve Month Dollar Cost Averaging Accounts, any money left in the account will be transferred into the Money Market Subaccount. There is no charge for participating in the Dollar Cost Averaging Program.

Fixed Dollar Cost Averaging Options

The available periods under the Fixed Dollar Cost Averaging Options are:

1)	Six-Month Dollar Cost Averaging Period, and

2)	Twelve-Month Dollar Cost Averaging Period.

Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options. Such allocations of Initial and Subsequent Purchase Payments are subject to the Contract Value minimum requirements. Amounts held in a Fixed Dollar Cost Averaging Option will be credited with interest at effective annual rates, declared by the Company. See “Appendix B — Fixed Account Options” for details.

Variable Dollar Cost Averaging Options

Dollar Cost Averaging may also be done from one of the following Variable Investment Options: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. New Purchase Payments and transfers may be allocated to the selected Variable Investment Option, subject to the Contract Value minimum requirements. The available periods under the Variable Dollar Cost Averaging Options are up to 60 months.

Automatic Asset Rebalancing Program

Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Variable Investment Options will fluctuate in response to investment performance, your asset allocation percentages may change over time. If you have a Contract Value of at least $10,000 you may elect Automatic Asset Rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Variable Investment Options to maintain a specified percentage allocation among your selected Variable Investment Options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office. You may discontinue the program at any time. There is no charge for participating in the Automatic Asset Rebalancing Program.

Dollar Cost Averaging and Automatic Asset Rebalancing Programs may not be elected at the same time and are not available after Annuitization.

Systematic Withdrawals

Systematic withdrawals are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. Details about the Systematic Withdrawal Program can be found in the “Systematic Withdrawals” paragraph under “How Can I Withdraw Money from the Contract?”.

How Is the Contract Treated Under Federal Income Tax Law?

The following summary provides a general description of the federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Early Withdrawals

An additional federal income tax of 10% may be imposed on the taxable portion of an early withdrawal prior to age 59 1⁄2 unless one of several exceptions applies. Generally, there will be no additional income tax on:

•

early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a beneficiary;

•	withdrawals made on or after age 59 1⁄2;

•	distributions made on or after death; or

•	withdrawals attributable to disability, as determined under the Code.

If you receive systematic payments that you intend to qualify for the “substantial equal periodic payments” exception described above, any modification (except due to death or disability, or due to certain Section 1035 exchanges beginning January 1, 2024) to your systematic payments before the age of 59 1⁄2 or within five years after the beginning of those payments, whichever is later, will result in the retroactive imposition of the 10% additional income tax with interest.

Other exceptions to taxes imposed on early withdrawals in this context may apply, potentially including exceptions that the IRS has provided in connection with the COVID-19 pandemic. You should consult a tax adviser to determine if an early withdrawal will result in the imposition of a 10% penalty tax.

Multiple Contracts

All Non-Qualified Contracts that are issued by Penn Mutual to the same Contract Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in such Contract Owner’s taxable income when a taxable distribution (other than an annuity payment) occurs. A Non-Qualified Contract is generally a Contract that does not qualify for favorable tax treatment as a qualified plan (described in more detail below), IRA, Roth IRA, Simplified Employee Pension IRA, or tax- sheltered annuity.

Ownership

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

Transfer of Ownership

You may pay federal income taxes if you transfer the ownership of your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer in excess of the investment in the Contract at such time. This rule does not apply to ownership transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification

Section 817(h) of the Code provides that the investments of a separate account in which a Contract invests (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the contract to be treated as an annuity contract for tax purposes. The Funds in which each Variable Investment Option of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the Funds’ investments in order to establish that each Variable Investment Option is “adequately diversified.” It is expected that each Fund will comply with the diversification requirement applicable to the Variable Investment Options as though the requirement applied to that Fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable Contract Owner will be considered the owner of Separate Account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable Contract Owner is treated as an owner of separate account assets, income and gain from the assets would be includable in the variable Contract Owner’s gross income. The Treasury Department has indicated that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which Contract Owners may direct their investments to particular funds without being treated as owners of the underlying shares. No such regulations have been issued to date. The IRS has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that Contract Owners were not owners of the Variable Investment Option assets. Although we do not believe this to be the case, these differences could result in Contract Owners being treated as the owners of the assets of the Variable Investment Options under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the Contract Owners from being considered the owners of a pro-rata share of the assets of the Variable Investment Options under the Contract. It is possible that if regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

Non-qualified Annuity Payments

The non-taxable portion of a non-qualified annuity payment generally is determined by multiplying the payment by the ratio of the investment in the Contract (as adjusted for any refund feature) to the expected return under the Contract. The remaining portion is taxed as ordinary income tax rates. Once you have recovered the investment in the Contract, further annuity payments are taxable at ordinary income rates.

If your Non-Qualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, it is not clear whether guaranteed withdrawals will be taxed as withdrawals or annuities. Consult a tax adviser before purchasing this Contract with such a Rider. IRA annuities in the income (payout) phase are subject to tax. Roth IRA annuities may be tax-free if it is a qualified distribution as explained below.

IRA and Qualified Annuities

Generally, all withdrawals and death benefits paid are subject to federal income taxation.

Roth IRA Annuities

Generally, you do not include in your gross income qualified distributions (see below) or distributions that are a return of your annual contributions from your Roth IRA.

Qualified distributions are any payments or distributions from your Roth IRA that meet both of the following requirements:

i)	payment or distribution is made after the 5-year period beginning with the first taxable year for which a contribution was made to a Roth IRA established for your benefit, and

ii)	payment or distribution is:

a.	made on or after the date you reach age 59 1⁄2;

b.	made because you are disabled;

c.	made to a Beneficiary or to your estate on or after your death;

d.	one that meets the requirements for the first-time home buyer exception to the tax on early distributions; or

e.	one that meets the requirements for the exception to the tax on early distributions for qualifying higher education expenses.

Premium Taxes

Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments generally range from 0% to 4.265%.

Taxation of Withdrawals and Death Benefits

For U.S. federal income tax purposes, you may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. These payments generally will be taxable to the extent the cash value of your Contract exceeds your investment in the Contract. Purchase Payment Enhancements are not considered to be investments for income tax purposes; they are considered earnings and are taxed accordingly when withdrawn. Ordinary income tax rates apply. If you designate a Beneficiary who is either a family member or two or more generations below you, or a person (other than a spouse) more than 37 1⁄2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

In the case of a Non-Qualified Contract and death of an Annuitant who was not the Contract Owner, an election by the Beneficiary to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment as described above.

Required Minimum Distributions

RMDs generally are minimum amounts that participants in qualified retirement plans and owners of individual retirement arrangements must withdraw each year following the calendar year that he or she reaches the required age (age 73 effective January 1, 2023, and age 75 effective January 1, 2033). Failure to make RMDs may result in a tax of up to 25% of the amount of the required distribution. Please, refer to “Required Minimum Distributions” for more information about the special treatment of RMDs under the Contract, and the appropriate subsection of the Rider section that applies to you.

Withholding

Generally, for purposes of a non-qualified annuity or rollover IRA qualified under Section 408(b), unless the Contract Owner elects to the contrary and properly notifies the Company of that election, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations.

Medicare Contribution Tax

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities that are includable in gross income are considered net investment income. Income from annuities that are part of a qualified retirement plan are not treated as investment income for the purpose of this tax but may be includible for purposes of determining whether the applicable income limits are exceeded for purposes of this tax.

How Do I Communicate With Penn Mutual?

Contact Information

The information below lists the various ways by which you can contact Penn Mutual Customer Service, depending on your inquiry. Contact your Penn Mutual financial professional with questions or requests for information.

By Mail:

All Subsequent Purchase Payments should be sent as follows:

Checks sent by regular mail: The Penn Mutual Life Insurance Company Payment Processing Center PO Box 825799 Philadelphia, PA 19182-5799	Checks sent by overnight delivery: The Penn Mutual Life Insurance Company Lockbox #825799 525 Fellowship Road, Suite 330 Mt. Laurel, NJ 08054-3415

All requests should be sent as follows:

Customer Service requests sent by regular mail: The Penn Mutual Life Insurance Company C/O Annuity Services PO Box 178 Philadelphia, PA 19105	Customer Service requests sent by overnight delivery: The Penn Mutual Life Insurance Company 1600 Malone Street Millville, NJ 08332

All death claims should be sent as follows:

The Penn Mutual Life Insurance Company

Death Claims Division

PO Box 178

Philadelphia, PA 19105

By Phone:

You can call Customer Service with any inquiries or Contract needs. An interpretation service is available for clients in more than 100 languages.

Toll-Free Customer Service 1-800-523-0650 Monday — Friday, 8:30 a.m. to 6:00 p.m., Eastern Time	Automated Phone Service 1-800-523-0650 Monday — Friday, 7:00 a.m. to 12:00 midnight, Eastern Time Saturday & Sunday, 8:00 a.m. to 6:00 p.m., Eastern Time

By Fax:

Customer Service Fax Number (215) 956-7699

Via Internet:

You can go to www.pennmutual.com where you will be able to access the Client Service Center.

Customer Service Contacts for New York Contract Owners

The Penn Mutual Life Insurance Company

PO Box 170

Philadelphia, PA 19105-0170

Toll-Free Customer Service

1-855-446-7393

Monday — Friday, 8:30 a.m. to 6:00 p.m.,

Eastern Time

Signatures

Signature of Contract Owner(s) is required on all written notifications and forms.

Reports

We provide a quarterly statement free of charge. Reports will contain at least the following information:

(a)	The beginning and end dates of the current report period;

(b)

The Contract Value, if any, at the beginning of the current report period and at the end of the current report period, including information on the Separate Account, the Variable Account Value, the number of Accumulation Units, the value per Accumulation Unit and the Fixed Account Value;

(c)	The amounts and types of transactions that have been credited or debited to the account value during the current report period; and

(d)	The Surrender Value, if any, at the end of the current report period.

Additional status reports will be made available to the Contract Owner. The following additional status reports are available upon request:

•	Reprint of your transaction confirmation, and

•	Reprint of your latest statement.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York. We are located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105. The Company is obligated to pay all amounts promised to investors under the Contract.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Purchase Payments received under the Contract and under other variable annuity contracts are allocated to the Variable Investment Options for investment in the Funds. They are allocated in accordance with instructions from Contract Owners.

Income, gains and losses, realized or unrealized, in a Variable Investment Option are credited or charged against that Variable Investment Options without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each Variable Investment Option are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

We reserve the right to add, combine or remove any Variable Investment Options or Funds when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the Funds of the Variable Investment Options. If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Contracts, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to Owners and prior approval of the Commission and insurance regulatory authorities, to the extent required by applicable law.

In the event of a Fund merger, any future Purchase Payments will be allocated to the successor or acquiring fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available funds or accounts for Contract Value in, and any future Purchase Payments allocated to, that Fund. If you do not provide instructions, and such amounts may be allocated to a money market fund or as otherwise allowed by law.

THE FUNDS

The assets of each Fund are separate from the others and each such Fund has different investment objectives and policies. As a result, each Fund operates as a separate investment fund and the investment performance of one Fund has no effect on the investment performance of any other Fund. You can make or lose money in any of the Variable Investment Options. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Purchase Payments and Contract Value to a Variable Investment Option corresponding to a particular Fund.

We offer no assurance that any of the Funds will attain their respective stated investment objectives.

Specific information regarding each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-adviser; (4) current expenses; and (5) investment performance, is available in Appendix A to this Prospectus. For more information about each of these Funds, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating Purchase Payments or a portion of your Contract Value to a Variable Investment Option corresponding to a particular Fund. Please contact us at 1-800-523-0650, or contact your financial professional, or go online to www.pennmutual.com/for-individuals- and-businesses/products-and-performance/penn-series-information/prospectuses-and-reports or send an email request to FundOperations@pennmutual.com if you would like to obtain any of the Fund prospectuses (in either paper or electronic format).

The Funds’ shares may be available to certain other separate accounts we use to fund variable life insurance contracts offered by the Company. This is called “mixed funding.” Although we do not anticipate that any difficulties will result from mixed funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. In the event of a material conflict, we could be required to withdraw your Contract Value from a Fund. For more information about the risks of mixed funding, please refer to the relevant Fund prospectus.

Penn Mutual Asset Management, LLC (“PMAM”), a wholly-owned subsidiary of the Company, serves as the investment adviser of the Penn Series Funds, Inc. For some Funds, PMAM has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Funds. As such, among other responsibilities, PMAM oversees the activities of the sub-advisers with respect to the Funds and is responsible for retaining or discontinuing the services of those sub-advisers.

We do not provide investment advice to Contract Owners and do not recommend or endorse any particular Fund. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your Contract resulting from the performance of the Funds you have chosen. You should consult with your financial professional to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain Funds, generally referred to as “funds of funds,” may invest all or substantially all of their assets in other funds. In such cases, you will indirectly pay fees and expenses at both fund levels, which would reduce your investment return.

Investment selections should be based on a thorough investigation of all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund.

VOTING SHARES OF THE FUNDS

You have the right to tell us how to vote proxies for the Fund shares to which your Contract Value is allocated. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing the portion of the Owner’s Contract Value allocated to the Variable Investment Option by the net asset value of one share of the applicable Fund. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.

Penn Mutual will vote the shares held in the Variable Investment Options in accordance with voting instructions received from Contract Owners and other persons entitled to provide voting instructions. Fund shares for which Contract Owners and other persons entitled to vote have not provided voting instructions and shares owned by Penn Mutual in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual may vote other than as instructed by Contract Owners and other persons entitled to vote. The effect of this proportional voting is that a small number of Contract Owners may be able to determine the outcome of a vote.

OTHER INFORMATION

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your Contract and other information on file with us up to date, including the names, contact and identifying information for Owners, insureds, Annuitants, Beneficiaries and other payees.

Anti-Money Laundering and Counter-Terrorism

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including, but not limited to, rejecting a Purchase Payment and/or “freezing” an Owner’s account. If these laws apply in a particular situation, absent instructions from the appropriate regulator, we would not be allowed to pay any request for surrenders (either full or partial) or pay death benefits, make transfers, or continue making payments. We may also be required to provide information about you and your Contract to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly-owned subsidiary of Penn Mutual and is located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428. HTK sells the Contracts through its financial professionals. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their financial professionals. HTK is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose financial professionals are authorized by state insurance and securities departments to solicit applications for the

Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on Purchase Payments made under the Contract will not exceed 5.5%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation may provide Penn Mutual access to marketing benefits such as web site placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the contracts.

Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK financial professionals are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract rather than other investment options.

Individual financial professionals typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the financial professional and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The statutory financial statements of Penn Mutual and the financial statements of the Separate Account appear in the statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call toll-free at 1-800-523-0650. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Contracts.

APPENDIX A

Funds Available Under the Contract

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.pennmutual.com/for-individuals-and-businesses/products-and-performance/penn-series- information/prospectuses-and-reports. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund And Adviser/Subadviser (as applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Money Market	Money Market Fund Penn Mutual Asset Management, LLC (“PMAM”)	0.60%	4.50%	1.31%	0.71%
Fixed Income	Limited Maturity Bond Fund PMAM	0.71%	6.96%	2.20%	1.76%
Fixed Income	Quality Bond Fund PMAM	0.68%	6.78%	1.64%	2.23%
Fixed Income	High Yield Bond Fund PMAM	0.74%	11.22%	6.38%	4.99%
Asset Allocation	Flexibly Managed Fund PMAM/ T. Rowe Price Associates, Inc.; T. Rowe Price Investment Management, Inc.	0.88%	18.56%	12.58%	10.28%
Asset Allocation	Balanced Fund PMAM	0.68%	17.84%	9.71%	7.75%
Equity	Large Growth Stock Fund PMAM/T. Rowe Price Associates, Inc.	0.94%	47.31%	13.14%	11.42%
Equity	Large Cap Growth Fund PMAM/Massachusetts Financial Services Company	0.88%	23.84%	16.55%	12.57%
Equity	Large Core Growth Fund PMAM/ Delaware Investments Fund Advisers	0.86%	35.38%	6.20%	7.36%
Equity	Large Cap Value Fund PMAM/AllianceBernstein, L.P.	0.95%	11.68%	11.57%	8.07%
Equity	Large Core Value Fund PMAM/Eaton Vance Management	0.94%	8.31%	11.68%	8.50%
Equity	Index 500 Fund PMAM/SSGA Funds Management, Inc. (“SSGA”)	0.35%	25.87%	15.40%	11.69%

A-1

Fund Type	Fund And Adviser/Subadviser (as applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year		10 Year
Equity	Mid Cap Growth Fund PMAM/Delaware Investments Fund Advisers	0.98%	19.90%	14.87%		10.84%
Equity	Mid Cap Value Fund PMAM/ Janus Henderson Investors US LLC	0.83%	11.38%	5.17%		4.62%
Equity	Mid Core Value Fund PMAM/American Century Investment Management, Inc.	1.06%	5.93%	10.95%		8.66%
Equity	SMID Cap Growth Fund PMAM/Goldman Sachs Asset Management, L.P.	1.05%	13.97%	13.03%		8.88%
Equity	SMID Cap Value Fund PMAM/AllianceBernstein L.P.	1.19%	16.65%	10.07%		7.17%
Equity	Small Cap Growth Fund PMAM/Janus Henderson Investors US LLC	1.03%	18.64%	10.60%		8.77%
Equity	Small Cap Value Fund PMAM/Goldman Sachs Asset Management, L.P.	1.02%	11.41%	8.66%		6.35%
Equity	Small Cap Index Fund PMAM/SSGA	0.71%	16.23%	9.28%		6.46%
Equity	Developed International Index Fund PMAM/SSGA	0.93%	17.23%	7.43%		3.59%
Equity	International Equity Fund PMAM/Vontobel Asset Management, Inc.	1.09%	15.25%	8.28%		5.68%
Equity	Emerging Markets Equity Fund PMAM/Vontobel Asset Management, Inc.	1.33%	1.67%	(0.75%	)	(0.38%	)
Equity	Real Estate Securities Fund PMAM/Cohen & Steers Capital Management, Inc.	0.97%	11.78%	8.83%		8.55%
Asset Allocation	Aggressive Allocation Fund PMAM	1.15%	15.38%	8.86%		6.49%
Asset Allocation	Moderately Aggressive Allocation Fund PMAM	1.10%	14.45%	8.50%		6.29%
Asset Allocation	Moderate Allocation Fund PMAM	1.07%	12.77%	7.10%		5.44%
Asset Allocation	Moderately Conservative Allocation Fund PMAM	1.07%	10.71%	5.76%		4.55%
Asset Allocation	Conservative Allocation Fund PMAM	1.05%	9.02%	4.04%		3.35%

A-2

APPENDIX B

Fixed Account Options

General

Premium payments allocated and Contract Value transferred to the Fixed Account become part of Penn Mutual’s general account, which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract (including the Fixed Account Options, the Standard Death Benefit, and the optional benefits) are paid in part out of the general account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees. Interests in the general account have not been registered under the Securities Act of 1933 (“1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the Fixed Accounts, however, may be subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Variable Investment Options and therefore contains only selected information regarding the Fixed Account Options. Complete details regarding the Fixed Account Options are in the Contract. Any amounts paid from the general account are subject to the claims-paying ability and financial strength of the Company. You can allocate your funds to any of the Fixed Account Options currently offered under your Contract, subject to availability and restrictions.

The current crediting rate for each Fixed Account Option may be obtained by calling 1-800-523-0650.

The Fixed Account

You may allocate or transfer your Contract Value to any of the Fixed Account Options currently offered under your Contract, subject to availability and restrictions.

The Dollar Cost Averaging Program is described in detail under “What Are the Supplemental Riders and Benefits That Are Available? — Dollar Cost Averaging Program” in the Prospectus. If you participate in our Dollar Cost Averaging Program, you may allocate money to either our Six Month Dollar Cost Averaging Account or our Twelve Month Dollar Cost Averaging Account. Amounts may be only allocated to one of the Dollar Cost Averaging Accounts. The interest rate that you earn is set at the time that you invest and will not vary during the period you selected. The rate will never be less than 3%, unless applicable law permits a reduction. If you stop dollar cost averaging before your money has been in either account for the full six month or twelve month term, your money will be transferred to the Money Market Subaccount unless you specify a different Investment Option.

You may transfer money in the Fixed Interest Options to Variable Investment Options of the Separate Account, subject to the provisions of your Contract. If you do not withdraw or reallocate money in a Fixed Interest Option within 25 days after the end of that account’s Interest Period, we will treat it as a new allocation to that Fixed Account. The One Year Fixed Interest Account is not available to Contracts issued on or after August 11, 2003.

B-1

APPENDIX C

State Variations

Below is the date of availability by State of the version of the Purchasing Power Protector Benefit Rider launched as of August 25, 2008.

State	Date	State	Date
Alaska	9/3/2008	Montana	10/7/2008
Alabama	9/3/2008	North Carolina	9/3/2008
Arkansas	9/3/2008	North Dakota	9/3/2008
Arizona	9/3/2008	Nebraska	9/3/2008
California	12/5/2008	New Hampshire	9/8/2008
Colorado	9/3/2008	New Jersey	10/6/2008
Connecticut	9/3/2008	New Mexico	9/3/2008
District of Columbia	9/3/2008	Nevada	9/3/2008
Delaware	10/1/2008	New York	9/24/2008
Florida	9/3/2008	Ohio	9/3/2008
Georgia	9/3/2008	Oklahoma	9/3/2008
Hawaii	9/3/2008	Oregon	11/4/2008
Iowa	9/3/2008	Pennsylvania	9/3/2008
Idaho	9/3/2008	Rhode Island	9/3/2008
Illinois	9/3/2008	South Carolina	9/3/2008
Indiana	9/3/2008	South Dakota	9/3/2008
Kansas	9/3/2008	Tennessee	9/3/2008
Kentucky	9/3/2008	Texas	9/3/2008
Louisiana	9/3/2008	Utah	9/18/2008
Massachusetts	1/23/2009	Virginia	9/3/2008
Maryland	9/3/2008	Vermont	9/3/2008
Maine	9/3/2008	Washington	9/3/2008
Michigan	9/3/2008	Wisconsin	9/3/2008
Minnesota	10/8/2008	West Virginia	9/3/2008
Missouri	9/3/2008	Wyoming	9/3/2008
Mississippi	9/3/2008

The information below applies to policies who elected the Purchasing Power Protector Benefit Rider prior to the date of availability in the state of issue:

Guaranteed Lifetime Withdrawal Benefit Rider. At the time you purchase your Contract, you may purchase the Purchasing Power Protector Benefit Rider, a package which includes the following enhancements to your Contract:

1)	Guaranteed Lifetime Withdrawal Benefit; and

2)	Death Benefit Enhancement.

This package of enhancements is available for Annuitants ages 35 to 80 and may not be added after you purchase your Contract and may not be selected if you intend to purchase any other package of enhancements or Riders described in this Prospectus. Certain capitalized terms used to describe this package of enhancements are defined in this section or in the Rider itself.

The Death Benefit Enhancement available as part of the package differs from the death benefit Riders described above, see “What Are the Supplemental Riders and Benefits That Are Available?”

If this Rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if selected, can withdraw an amount annually as long as either the Annuitant or the Joint Annuitant, if applicable, is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount (“Withdrawal Amount”) and equals the Lifetime Withdrawal Base (“Withdrawal Base”) multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage (“Withdrawal Percentage”).

Withdrawal Base. The Withdrawal Base is the greater of (a) or (b) where:

(a)	is the Contract Value on the date of the first withdrawal, prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where;

(1)	is the Contract Value on the Rider Effective Date; and

(2)	is each Purchase Payment received after the Rider Effective Date, including any Purchase Payment Enhancements.

Withdrawal Percentage. For a Single Life Guarantee, the Withdrawal Percentage is based on the age of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the age of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. Set forth below are the Withdrawal Percentages for your Contract.

Single or Joint Life Guarantee

Age of Annuitant (at time of first withdrawal)	Withdrawal Percentage
Under 55	2.5%
55-59	3.0%
60-64	3.5%
65-69	4.0%
70-74	4.5%
75 and older	5.0%

The Withdrawal Base is subject to certain adjustments while the Rider is in effect. The Withdrawal Base will automatically be increased by an inflation adjustment on each Contract Anniversary after the first withdrawal from the Contract and will be increased if the Contract Owner elects a step-up benefit. The Withdrawal Base will be reduced if cumulative withdrawals in a Contract Year exceed the Withdrawal Amount.

Inflation Adjustment. The inflation adjustment is credited to the Withdrawal Base following the first withdrawal. The inflation adjustment is made on each Contract Anniversary and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor. The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days’ notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary, is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between Contract Anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under “Inflation Adjustment”. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following Contract Anniversary before being added to the Withdrawal Base.

Step-Up Benefit and Step-Up Benefit Date. The Step-Up Benefit allows the Contract Owner to increase the Withdrawal Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. This would increase the Withdrawal Amount which would then equal the increased Contract Value multiplied by the Withdrawal Percentage.

The first Step-Up Benefit Date a Contract Owner can elect is the third Contract Anniversary starting with the Rider’s effective date. Subsequent Step-Up Benefit Dates can be no earlier than the third anniversary of the previous Step-Up Benefit Date.

Election of a Step-Up Benefit must be made in writing by the Contract Owner and received by the Company, in good order, at least thirty days prior to the Contract Anniversary on which the Step-Up Benefit is effective.

Excess Withdrawal Reduction. If your cumulative withdrawals in a Contract Year exceed the Withdrawal Amount, the Withdrawal Base will be reduced. The Excess Withdrawal is the amount by which the cumulative withdrawals exceed the Withdrawal Amount. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base; and

(b)	is the Contract Value immediately prior to the Excess Withdrawal.

Waiting Bonus. In addition to the adjustments to the Withdrawal Base described above, the Withdrawal Percentage can be increased by an amount (the “Waiting Bonus”), which is added to the Withdrawal Percentage if the first withdrawal is taken after a specified Contract Anniversary. The Waiting Bonus percentages are as follows:

Contract Year at First Withdrawal	Waiting Bonus
1-5	0%
6 -10	0.5%
11 and later	1.0%

Effect of Withdrawals Less Than the Withdrawal Amount. If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Withdrawal Amount is not increased in subsequent Contract Years.

Effect of Required Minimum Distributions on Withdrawal Amount. If you have elected RMD withdrawals and your Contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit Riders elected.

Annuity Payments. The Contract Owner can elect to receive annuity payments under one of the following options:

(a)	apply the Contract Value to any of the annuity options available in the “Annuity Options” section of the Contract; or

(b)

request that as of the annuity payment commencement date, annuity payments are made each year equal to the Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees.

If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Remaining Payments When Contract Value is Reduced to Zero. If the Contract Value is reduced to zero and the Withdrawal Base is still positive, such remaining payments will be made once each Contract Year. In this situation, no additional Purchase Payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Guaranteed Lifetime Withdrawal Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Withdrawal Amount due for that year, the Contract Owner will receive any remaining payment, as of the date the Contract Value is reduced to zero.

Joint and Single Life Guarantees. The Guaranteed Lifetime Withdrawal Benefit can be purchased on a single or a joint life basis. A Joint Life Guarantee is issued when a Joint Annuitant is specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. The Joint Annuitant must be the spouse of the Annuitant on the Rider Effective Date. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant, and the spouse must be the Joint Annuitant and Successor Owner.

A Single Life Guarantee is issued when a Joint Annuitant is not specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant.

A Single Life Guarantee cannot be converted to a Joint Life Guarantee. If no withdrawals have been taken, a Joint Life Guarantee can be changed to a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse if no withdrawals have been taken. If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be dropped from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one Owner and two Annuitants. Upon the death of the first Annuitant, the second Annuitant becomes the successor Owner. The contract then stays in force, and the living benefit features continue until the death of the second Annuitant. Also note that the successor Owner has no contractual rights while the Owner is alive and steps into ownership upon the death of the Owner. The Spousal Joint Annuitant must always be the Contract Owner’s primary Beneficiary unless the Rider is changed to a Single Life Guarantee before withdrawals have begun.

Death Benefit Enhancement. Prior to the Annuity Date and upon receipt of due proof of the Annuitant’s death for Single Life Guarantees, or the last death of the Annuitant and Joint Annuitant for Joint Life Guarantees, and the necessary forms to make payment to a Beneficiary, the Company will pay a Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is equal to the remaining Death Benefit Enhancement Benefit Base (the “Benefit Base”), minus the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is $1 million.

Death Benefit Enhancement Benefit Base. For purposes of calculating the Death Benefit Enhancement, the Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal; and

(b)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the Rider Effective Date accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of:

(i)	10 years from the Contract Date;

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant;

(iii)	the date of the first withdrawal; and

(2)

is each Purchase Payment received after the Rider Effective Date but prior to the first withdrawal, including Purchase Payment Enhancements, accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of:

(i)	10 years from the Contract Date;

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant;

(iii)	the date of the first withdrawal; and

(c)	the highest Contract Value as of a Contract Anniversary until the earliest of:

(i)	10 years from the Contract Date;

(ii)	attainment of age 80 of the Annuitant for Single Life Guarantees, or age 80 of the younger of the Annuitant or the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal.

Purchase Payments made after the date of the first withdrawal will increase the Death Benefit Enhancement Benefit Base on a dollar-for-dollar basis.

Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base. If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Benefit Base is reduced for the withdrawals on a dollar-for-dollar basis. If the total withdrawals in a Contract Year exceed the Withdrawal Amount, the Benefit Base is reduced for the amount of the Excess Withdrawals by multiplying the Excess Withdrawal by the ratio of (a) to (b) where

(a)	is the Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the Excess Withdrawal.

Impact of Annuitant’s Death for Joint Life Guarantees.

The Joint Annuitant has the option of continuing the contract. If no withdrawals have been taken, the successor Owner may elect to convert the guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

The Joint Annuitant also has the option to surrender the Contract and receive a Death Benefit equal to the Contract Value, and the Contract and Rider terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a Beneficiary and the Contract and Rider are terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees. If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company to convert the guarantee to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Annuitant’s lifetime.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the Rider is terminated.

For information on the cost of this package of enhancements, see, “What Are the Fees and Charges Under the Contract?” in this Prospectus.

Termination of Rider. This Rider will terminate:

(a)	on any Contract Anniversary, after the third Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(b)	if the Contract Value equals zero and there is no Withdrawal Amount due in future years;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for a Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon Annuitization.

The Statement of Additional Information (the “SAI”) contains additional information about the Enhanced Credit Variable Annuity, including financial statements of The Penn Mutual Life Insurance Company, and additional information on The Penn Mutual Life Insurance Company, the Separate Account and the Contract. The SAI is available without charge upon request from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call us toll-free at 1-800-523- 0650 or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Reports and other information about the Penn Mutual Variable Annuity Account III, including the SAI, may be obtained from the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the Commission at publicinfo@sec.gov.

The SEC EDGAR Contract Identifier for the Enhanced Credit Variable Annuity Contract is C000030296.

About The Penn Mutual Life Insurance Company

Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2024 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com

PM8665	05/24

STATEMENT OF ADDITIONAL INFORMATION

FOR

ENHANCED CREDIT VARIABLE ANNUITY

an individual variable and fixed deferred annuity contract — flexible purchase payments issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

of

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, Pennsylvania 19105

1-800-523-0650

May 1, 2024

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2024 for the Enhanced Credit Variable Annuity Contract (the “Contract”). The Contract is funded through the Penn Mutual Variable Annuity Account III (the “Separate Account”). A copy of the Prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105 or you may call, toll free, 1-800-523-0650, or access our website at www.pennmutual.com . Terms used in this SAI have the same meaning as in the Prospectus.

The financial statements of the Company and the Separate Account are incorporated by reference to the financial statements included in the Separate Account’s most recent Form N-VPFS filed with the Securities and Exchange Commission.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell insurance and annuities in 49 states and the District of Columbia. Our corporate headquarters are located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

Penn Mutual Variable Annuity Account III

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) as a separate investment account under Pennsylvania law on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the federal securities laws.

Additional Information

The Separate Account is divided into subaccounts, each of which invests exclusively in a specific mutual fund that is available for investment in the Variable Investment Options of the Separate Account (each, a “Fund”). The valuation of Accumulation Units in the Variable Investment Options is determined by multiplying the Accumulation Unit value for the prior Valuation Period by the net investment factor for the current Valuation Period.

For any subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the Fund held in the subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the Fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the Fund held in the subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the Mortality and Expense Risk Charge and the Annual Contract Administration Charge.

The “Valuation Period” is the period from one valuation of Fund assets to the next. Valuation is performed each day the New York Stock Exchange (the “NYSE”) is open for trading.

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Your assets in the Separate Account are held as Accumulation Units of the subaccounts that you select. We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET).

When you invest in, withdraw from or transfer money to a subaccount, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contract and the Separate Account.

DISTRIBUTION OF THE CONTRACT

Hornor, Townsend & Kent, LLC (“HTK”), a wholly owned subsidiary of Penn Mutual, serves as principal underwriter of the Contract. HTK is located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428. HTK also acts as principal underwriter for (1) Penn Mutual Variable Life Account I, a separate account established by Penn Mutual, (2) PIA Variable Life Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly owned subsidiary of Penn Mutual (“PIA”), and (3) PIA Variable Annuity Account I, also a separate account established by PIA. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

For 2023, 2022, and 2021, the Company paid to HTK underwriting commissions of approximately $53, $0, and $793, respectively.

The Contract will be distributed by HTK through broker-dealers. Total commissions on Purchase Payments made under the Contract will not exceed 5.5% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid. The offering of the Contract is continuous, and the Company does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

CUSTODIAN

The Company is custodian of the assets held in the Separate Account.

EXPERTS

The financial statements of the Company (i) as of December 31, 2023 and for each of the two years in the period ended December 31, 2023 and (ii) as of December 31, 2021 and for each of the two years in the period ended December 31, 2021 and for the financial statements and financial highlights of the Separate Account as of December 31, 2023 and for the periods indicated, included in this SAI constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

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ANNUITY PAYMENTS

First Variable Annuity Payments

When a variable annuity is effected, we will first deduct applicable premium taxes, if any, from the Contract Value. The dollar amount of the first monthly annuity payment will be determined by applying the net Contract Value to the annuity table set forth in the Contract for the annuity option chosen. The annuity tables in the Contract show the amount of the first monthly income payment under each annuity option for each $1,000 of value applied, based on the Annuitant’s age at the Annuity Date. The annuity tables are based on the Annuity 2000 Basic Table with interest rates at 3% or 5%.

Subsequent Variable Annuity Payments

The dollar amount of subsequent variable annuity payments will vary in accordance with the investment experience of the subaccount(s) of the Separate Account applicable to the annuity. Each subsequent variable annuity payment will equal the number of Annuity Units credited, multiplied by the value of the Annuity Unit for the Valuation Period. Penn Mutual guarantees that the amount of each subsequent annuity payment will not be affected by variations in expense or mortality experience.

Annuity Units

For each subaccount selected, the number of Annuity Units is the amount of the first annuity payment allocated to the subaccount divided by the value of an Annuity Unit for the subaccount on the Annuity Date. The number of your Annuity Units will not change as a result of investment experience.

Value of Annuity Units

The value of an Annuity Unit for each subaccount was arbitrarily set at $10 when the subaccount was established. The value may increase or decrease from one Valuation Period to the next. For a Valuation Period, the value of an Annuity Unit for a subaccount is the value of an Annuity Unit for the subaccount for the last prior Valuation Period multiplied by the net investment factor for the subaccount for the Valuation Period. The result is then multiplied by a factor to neutralize an assumed interest rate of 3% or 5%, as applicable, built into the annuity tables.

Assumed Interest Rate

Assumed interest rates of 3% or 5% are included in the annuity tables in the Contract. A higher assumption would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate on an annual basis is equal to the assumed interest rate you have selected, annuity payments will be level.

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are incorporated by reference to the financial statements included in the Separate Account’s most recent Form N-VPFS filed with the SEC. The financial statements of the Company should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon the Company’s ability to meet its obligations under the Contract.

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Part C

Other Information

Item 27.	Exhibits

(a)(1)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company (the “Company” or the “Depositor”) authorizing the establishment of Penn Mutual Variable Annuity Account III (the “Separate Account” or the “Registrant”), incorporated by reference to Exhibit 1(a) to the Registrant’s Registration Statement filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504).

(a)(2)	Resolutions of the Executive Committee of the Board of Trustees of the Company authorizing investments of the Registrant, incorporated by reference to Exhibit 1(b) to the Registrant’s Registration Statement filed with the Commission on April 27, 1999 (File No. 333-62825 and Accession No. 0000950116-99-000834).

(b)	Not applicable.

(c)(1)	Sales Support Agreement between the Company and Hornor, Townsend & Kent, LLC, incorporated by reference to Exhibit 3(a) to the Registrant’s Registration Statement filed with the Commission on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055).

(c)(2)	Schedule I to the Sales Support Agreement between the Company and Hornor, Townsend & Kent, LLC, incorporated by reference to Exhibit 3(a)(2) to the Registrant’s Registration Statement filed with the Commission filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(c)(3)	Distribution Agreement between the Company and Hornor, Townsend & Kent, LLC, incorporated by reference to Exhibit 3(b) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(c)(4)	Form of Agent’s Agreement relating to broker-dealer supervision, incorporated by reference to Exhibit 3(c) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(c)(5)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws), incorporated by reference to Exhibit 3(d) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(c)(6)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws), incorporated by reference to Exhibit 3(e) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

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(c)(7)	Schedule A to Broker-Dealer Selling Agreement, Broker-Dealer Selling Agreement—Form A-2 and Corporate Insurance Agent Selling Agreement—Form A-1 (Edition of May 2012), incorporated by reference to Exhibit 3(f) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(1)	Individual Variable and Fixed Annuity Contract (Form BVA-00), incorporated by reference to Exhibit 4(a) to the Registrant’s Registration Statement filed with the Commission on June 21, 2000 (File No. 333-39804 and Accession No. 0000950116-00-001502).

(d)(2)	Rider — Guaranteed Minimum Death Benefit—Step Up (GDBSU-98), incorporated by reference to Exhibit 4(a) to the Registrant’s Registration Statement filed with the Commission on June 21, 2000 (File No. 333-39804 and Accession No. 0000950116-00-001502).

(d)(3)	Endorsement-Charitable Remainder Trust (1718-01), incorporated by reference to Exhibit 4(c) to the Registrant’s Registration Statement filed with the Commission on April 19, 2001 (File No. 333-39804 and Accession No. 0000950116-000684).

(d)(4)	Rider — Estate Enhancement Death Benefit (EEDB-01), incorporated by reference to Exhibit 4(k) to the Registrant’s Registration Statement filed with the Commission on April 20, 2001 (File No. 333-62811 and Accession No. 0000950116-01-000692).

(d)(5)	Rider — Form of active allocation annuity contract, incorporated by reference to Exhibit 4(e) to the Registrant’s Registration Statement filed with the Commission on March 21, 2002 (File No. 333-39804 and Accession No. 0000950116-02-000397).

(d)(6)	Rider — Death Benefit Enhancement – Step-Up, incorporated by reference to Exhibit 4(d) to the Registrant’s Registration Statement filed with the Commission on May 22, 2002 (File No. 333-88824 and Accession No. 0000950116-02-001203).

(d)(7)	Rider — Optional Guaranteed Minimum Accumulation Benefit, incorporated by reference to Exhibit 4(g) to the Registrant’s Registration Statement filed with the Commission on April 28, 2006 (File No. 333-39804 and Accession No. 0000950116-06-001383).

(d)(8)	Rider — Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit, incorporated by reference to Exhibit 4(h) to the Registrant’s Registration Statement filed with the Commission on April 28, 2006 (File No. 333-39804 and Accession No. 0000950116-06-001383).

(d)(9)	Rider — Guaranteed Lifetime Withdrawal Benefit, incorporated by reference to Exhibit 4(i) to the Registrant’s Registration Statement filed with the Commission on April 30, 2007 (File No. 333-39804 and Accession No. 0000893220-07-001539).

(d)(10)	Rider – Guaranteed Minimum Withdrawal Benefit, incorporated by reference to Exhibit (4)(q) to the Registrant’s Registration Statement filed with the Commission on April 28, 2009 (File No. 333-62811 and Accession No. 0001104659-09-026746).

(d)(11)	Rider – Guaranteed Lifetime Withdrawal Benefit, incorporated by reference to Exhibit (4)(r) to the Registrant’s Registration Statement filed with the Commission on April 28, 2009 (File No. 333-62811 and Accession No. 0001104659-09-026746).

(e)(1)	Application (Form PM0678) for Individual Variable Annuity Contract, incorporated by reference to Exhibit 5(a) to the Registrant’s Registration Statement filed with the Commission on September 14, 2001 (File No. 333-69386 and Accession No. 0000950116-01-500817).

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(e)(2)	Form of application for active allocation annuity contract, incorporated by reference to Exhibit 5(b) to the Registrant’s Registration Statement filed with the Commission on March 21, 2002 (File No. 333-69386 and Accession No. 0000950116-02-000397).

(f)(1)	Charter of the Company (May 1983), incorporated by reference to Exhibit 6(a) to the Registrant’s Registration Statement filed with the Commission on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504).

(f)(2)	By-laws of the Company, incorporated by reference to Exhibit 6(b) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(g)	Not applicable.

(h)	Sales Agreement between the Company and Penn Series Funds, Inc., incorporated by reference to Exhibit 8 to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(i)	Not applicable.

(j)	Not applicable.

(k)	Opinion and Consent of Counsel as to the legality of the variable annuity contracts being registered, incorporated by reference to Exhibit 9 to the Registrant’s Registration Statement filed with the Commission on April 19, 2001 (File No. 333-39804 and Accession No. 0000950116-000684).

(l)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Powers of Attorney of Messrs. David M. O’Malley, Robert H. Rock, James S. Hunt, William C. Goings and Gerard P. Cuddy and Mses. Charisse R. Lillie, Eileen C. McDonnell, Helen P. Pudlin, Susan D. Waring and Carol J. Johnson each dated April 12, 2022, incorporated by reference to Exhibit (p)(1) to the Registrant’s Registration Statement filed with the Commission on April 22, 2022 (File No. 333-177543 and Accession No. 0001193125-22-114870).

Item 28.	Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of the Depositor and the officers and trustees of the Company who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428.

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Board of Trustees

Name and Principal Business Address	Position and Offices with Depositor
David M. O’Malley	Trustee, President and Chief Executive Officer, Chairman of the Board
Gerard P. Cuddy	Trustee
William C. Goings	Trustee
James S. Hunt	Trustee
Carol J. Johnson	Trustee
Charisse R. Lillie	Trustee
Eileen C. McDonnell	Trustee
Helen P. Pudlin	Trustee
Robert H. Rock	Trustee
Susan D. Waring	Trustee

Officers

Name	Position and Offices with Depositor
Ann-Marie Mason	Chief Legal Officer and Corporate Secretary
David M. O’Malley	President and Chief Executive Officer
Victoria M. Robinson	Chief Ethics and Compliance Officer
David M. Raszeja	Chief Financial Officer and Treasurer

Item 29.	Persons Controlled By or Under Common Control with the Depositor or Registrant

The Company’s Wholly-Owned Subsidiaries as of December 31, 2023

Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware
Penn Mutual Asset Management, LLC	Investment Adviser	Pennsylvania
Penn Series Funds, Inc.	Investment Company	Maryland
Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania
Hornor, Townsend & Kent, LLC	Registered Broker-Dealer and Investment Adviser	Pennsylvania
Vantis Life Insurance Company	Life Insurance	Connecticut
The Penn Insurance and Annuity Company of New York (a NY Corporation)	Life Insurance	New York

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Corporation	Principal Business	State of Incorporation
1847 Insurance Captive, LLC	Corporate Risk Insurance	Delaware

Penn Mutual Asset Management, LLC’s Wholly-Owned Subsidiary as of December 31, 2023

Corporation	Principal Business	State of Incorporation
HLS I, LLC	Special Purpose Vehicle	Delaware

Penn Insurance and Annuity Company’s Wholly-Owned Subsidiaries as of December 31, 2023

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware
Dresher Run I, LLC	Holding Company	Delaware

Janney Montgomery Scott LLC’s Wholly-Owned Subsidiaries as of December 31, 2023

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania
Janney Capital Management, LLC	Investments	Delaware
Janney Trust Company, LLC	Investments	New Hampshire
TM Capital, LLC	Investments	Georgia

JMS Resources, Inc.’s Wholly-Owned Subsidiary as of December 31, 2023

Corporation	Principal Business	State of Incorporation
Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, LLC’s Wholly-Owned Subsidiary as of December 31, 2023

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, LLC	Insurance Agents or Brokers	Pennsylvania

All subsidiaries listed above are included in the Registrant’s consolidated financial statements.

Item 30.	Indemnification

Section 6.2 of the By-Laws of the Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law.

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons. The Company owns a directors and officers liability insurance policy covering liabilities that trustees and officers of the Company and its subsidiaries may incur in acting as trustees and officers.

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Selling Agreements currently entered into by the Company and its subsidiary, Hornor, Townsend & Kent, LLC, with securities brokers and insurance agents generally provide for indemnification of the Company and Hornor, Townsend & Kent, LLC and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

Hornor, Townsend & Kent, LLC serves as principal underwriter of the securities of the Registrant. Hornor Townsend & Kent, LLC also serves as distributor of variable annuity and variable life policies issued through Penn Mutual Variable Life Account I, a separate account of the Company, and PIA Variable Annuity Account I and PIA Variable Life Account I, each a separate account established by The Penn Insurance and Annuity Company.

Hornor, Townsend & Kent, LLC — Board of Managers and Officers*

David M. O’Malley	Manager and Chairman of the Board
Aaron J. Gordon	Manager, President
Thomas H. Harris	Manager
Karthick Dalawai	Manager
Victoria M. Robinson	Manager, Chief Compliance Officer
Keith G. Huckerby	Manager
Cristina M. Leder	Treasurer and Financial and Operations Principal
Ann-Marie Mason	Chief Legal Officer and Corporate Secretary
Tiffany MacLean	Anti-Money Laundering Officer
Jessica F. Swarr	Assistant Vice President, Corporate Tax

*	The principal business address of the managers and officers is The Penn Mutual Life Insurance Company, Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, LLC	$53	$0	$0	$0

Item 32.	Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is provided in the Registrant’s most recent report on Form N-CEN.

Item 33.	Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

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Item 34.	Fee Representation

The Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Commission to the American Council of Life Insurance on November 28, 1988.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Horsham Township, and Commonwealth of Pennsylvania, on April 25, 2024.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
(Registrant)

By:	/s/ David M. O’Malley
David M. O’Malley
President and Chief Executive Officer

THE PENN MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ David M. O’Malley
David M. O’Malley
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ David M. O’Malley	President and Chief Executive Officer	April 25, 2024
David M. O’Malley

	/s/ David M. Raszeja	Chief Financial Officer and Treasurer	April 24, 2024
David M. Raszeja

	*Gerard P. Cuddy	Trustee	April 25, 2024
Gerard P. Cuddy

	*James S. Hunt	Trustee	April 25, 2024
James S. Hunt

	*William C. Goings	Trustee	April 25, 2024
William C. Goings

	*Carol J. Johnson	Trustee	April 25, 2024
Carol J. Johnson

	*Charisse R. Lillie	Trustee	April 25, 2024
Charisse R. Lillie

	*Eileen C. McDonnell	Trustee	April 25, 2024
Eileen C. McDonnell

	*Helen P. Pudlin	Trustee	April 25, 2024
Helen P. Pudlin

	*Robert H. Rock	Trustee	April 25, 2024
Robert H. Rock

	*Susan D. Waring	Trustee	April 25, 2024
Susan D. Waring

*By:	/s/ David M. O’Malley
David M. O’Malley, attorney-in-fact

Exhibit Index

Exhibit No.	Exhibit

(l)	Consent of Independent Registered Public Accounting Firm.